UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

Assertio Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Virtual Meeting Only
To Be Held May 7, 2025
12:30 p.m. Central Time
To the Stockholders of Assertio Holdings, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Assertio Holdings, Inc., a Delaware corporation (the Company), will be held on May 7, 2025 at 12:30 p.m., Central Time (the Annual Meeting). The Company’s board of directors has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live audio webcast. The Company’s board of directors believes that this is the right choice for the Company and the Company’s stockholders, as it enables stockholders to participate fully, and equally, from any location around the world. We are committed to ensuring that the Company’s stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
You can attend the meeting by using the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2025, which link will take you to a website where you will be able to listen to the meeting live, submit questions and vote online. To pre-register for the virtual meeting, you will need a virtual control number, which for registered stockholders is included on your proxy card and for beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will be assigned to you as part of the pre-registration process by following the instructions provided in the accompanying Proxy Statement. The deadline to pre-register for the virtual meeting is 11:59 p.m., Central Time, on May 6, 2025. If you do not have a virtual control number, you may still call in to the virtual meeting and listen by telephone by following the instructions provided in the accompanying Proxy Statement.
The meeting webcast will begin promptly at 12:30 p.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:00 p.m. Central Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Annual Meeting please call (866) 612-8937 for assistance. For additional information on how you can attend and participate in the virtual Annual Meeting, please see the instructions beginning on page 1 of the accompanying Proxy Statement. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.
The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect the seven directors named in the Proxy Statement to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.
To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder.

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.
To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-15, inclusive.

5.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

6.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 13, 2025 will be entitled to notice of, and to attend (online) and vote at, the Annual Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on
May 7, 2025 at 12:30 p.m. Central Time
The proxy statement and annual report to stockholders
are available at https://www.viewproxy.com/asrt/2025
By Order of The Board of Directors
Brendan P. O’Grady
Chief Executive Officer
Lake Forest, Illinois
April 8, 2025
YOUR VOTE IS IMPORTANT!
You are cordially invited to attend and participate in the Company’s virtual Annual Meeting. Whether or not you expect to attend the virtual meeting, please complete, date, sign and return the proxy card or the voting instruction form, or vote over the Internet or the telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the Company’s virtual Annual Meeting by following the instructions provided in the accompanying Proxy Statement. Your broker, bank or other nominee cannot vote your shares for any proposals deemed “non-routine” unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, the Company highly encourages you to instruct them regarding how to vote your shares.

PAGE
GENERAL INFORMATION	3
BOARD OF DIRECTORS AND DIRECTOR NOMINEES	7
CORPORATE GOVERNANCE	10
Board and Board Committees	10
Director Nominations	13
Communications with Directors	14
Code of Ethics and Governance Guidelines	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
EXECUTIVE OFFICERS	19
EXECUTIVE COMPENSATION	21
Executive Summary	21
Summary Compensation Table	22
Outstanding Equity Awards at Fiscal Year-End	28
Potential Payments Upon Termination or Change in Control	29
Pay Versus Performance	30
Director Compensation	33
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	36
AUDIT RELATED MATTERS	37
Audit Committee Report	37
Fees Paid to Independent Registered Public Accounting Firm	37
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	38
OVERVIEW OF PROPOSALS	39
Proposal 1: Election of Directors	39
Proposal 2: Approval of an Amendment and Restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder	40
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation	50
Proposal 4: Approval of an Amendment to the Company’s Certificate of Incorporation to Effect Reverse Stock Split at a Ratio of not less than 1-for-2 and not greater than 1-for-15, inclusive	51
Proposal 5: Ratification of Independent Registered Public Accounting Firm	58
OTHER MATTERS	59
Stockholders Sharing the Same Address	59
Form 10-K	59
Stockholder Proposals	59
APPENDIX A RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP EBITDA AND ADJUSTED EBITDA	A-1
APPENDIX B ASSERTIO HOLDINGS, INC. AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN, AS AMENDED	B-1

i

ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
(224) 419-7106

PROXY STATEMENT
FOR THE 2025 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2025
12:30 p.m. Central Time

Assertio Holdings, Inc. (the Company or Assertio) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Company’s Board of Directors (the Board) for use at the Virtual Annual Meeting of Stockholders to be held on May 7, 2025, at 12:30 p.m. Central Time, and at any adjournments or postponements thereof (the Annual Meeting). The proxy materials (including our Annual Report on Form 10-K for fiscal year ended December 31, 2024) are being mailed to stockholders on or about April 8, 2025.
Holders of the Company’s common stock at the close of business on March 13, 2025 can join the Annual Meeting by using the unique join link and password that will be emailed to you after you pre- register at https://www.viewproxy.com/asrt/2025, which link will take you to a website where stockholders may vote and submit questions during the meeting. To pre-register for the virtual meeting, you will need a virtual control number, which for registered stockholders is included on your proxy card and for beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will be assigned to you as part of the pre-registration process by following the instructions provided in this Proxy Statement. The deadline to pre-register for the virtual meeting is 11:59 p.m., Central Time, on May 6, 2025. If you do not have a control number, you may still call in to the virtual meeting and listen by telephone by following the instructions provided in this Proxy Statement.

LEGAL MATTERS
Forward-Looking Statements
The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement, including statements about the Company’s Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and environmental, social and governance initiatives, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the SEC) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.
Website References
Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Trademarks
Assertio, Zyla and Spectrum are registered trademarks of Assertio Holdings, Inc. Other names and brands may be claimed as the property of others.
Certain Stockholder Actions
For a description of stockholder derivative lawsuits involving certain of our directors, refer to “Note 8. Commitments and Contingencies” to our consolidated financial statements included in our 2024 Annual Report on Form 10-K filed with the SEC on March 12, 2025.

GENERAL INFORMATION
Q:
Why am I receiving these materials?

A:
We have made these materials available to you in connection with our solicitation of proxies for use at the virtual Annual Meeting to be held on May 7, 2025 at 12:30 p.m. Central Time, and at any adjournments or postponements thereof. We invite you to attend the Annual Meeting online and request that you vote on the proposals described in this Proxy Statement.

Q:
How do I attend the virtual Annual Meeting?

A:
The Annual Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:30 p.m. Central Time. You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by using the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2025.

To pre-register for the virtual meeting, you will need a virtual control number, which for registered stockholders is included on your proxy card and for beneficial stockholders can be obtained by following the applicable instructions under “Do I need to pre-register to attend the Assertio Annual Meeting?” below. If you do not have a virtual control number, you may still call in to the virtual meeting and listen by telephone using the instructions provided under “Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?” below. Because the Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person. The Company is pleased to offer its stockholders a completely virtual Annual Meeting, which we believe enables stockholders to participate fully, and equally, from any location around the world. The Company is committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Company will try to answer as many stockholder-submitted questions as time permits that relate to the proposals to be voted on at the Annual Meeting and comply with the Company’s Annual Meeting rules of conduct. However, the Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, the Company will group such questions together and provide a single response to avoid repetition.
Q:
Do I need to pre-register to attend the Assertio Annual Meeting?

A:
Yes, any stockholder wishing to attend the virtual Annual Meeting must pre-register for the meeting before 11:59 p.m., Central Time, on May 6, 2025, by following these instructions, as applicable to the nature of your ownership of common stock:

•
If your shares are registered in your name with Continental Stock Transfer, the Company’s transfer agent, and you wish to attend the online-only virtual meeting, use the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2025. To pre- register for the virtual meeting, you will need a virtual control number, which is included on your proxy card.

•
Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting (at least five (5) business days prior to the meeting date) their account representative at the bank, broker, or other nominee that holds their shares and upload a copy (a legible photograph is sufficient) of their legal proxy when pre-registering for the virtual meeting at https://www.viewproxy.com/asrt/2025. Beneficial stockholders who upload a valid legal proxy while pre-registering will be issued a virtual control number that will allow them to complete the pre-registration process. Once you have pre- registered, you will receive a meeting invitation by email with your unique join link along with a password.

Q:
Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?

A:
Yes. Stockholders will also have the option to call in to the virtual meeting and listen by telephone (but will not be able to vote or ask questions) by calling:

Optional telephone access (listen-only):
+1 (415) 655-0052 (standard rates apply outside of the U.S. and Canada)
Passcode for telephone access:
342-546-460#
Q:
How do I submit questions for the Virtual Annual Meeting?

A:
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to submit questions during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You can also submit any questions during the pre-registration process, or by emailing the Company at corpgov@assertiotx.com.

Q:
Who do I contact if I am encountering difficulties pre-registering for the virtual meeting or attending the meeting online?

A:
If you encounter any difficulties pre-registering for the virtual meeting or accessing the meeting webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

1.
To elect the seven nominees for director named in this Proxy Statement to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified (Proposal 1);

2.
To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder (Proposal 2);

3.
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (Proposal 3);

4.
To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-15, inclusive (Proposal 4);

5.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 (Proposal 5); and

6.
To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Q:
What are the Board of Director’s voting recommendations?

A:
The Board recommends that you vote “FOR” each of the director nominees and “FOR” each of the other proposals.

Q:
What should I do now in order to vote on the proposals to be voted on at the Company’s Annual Meeting?

A:
After carefully reading and considering the information contained in this Proxy Statement, please mark, sign and date the enclosed proxy card or the voting instruction form provided by your bank or broker and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the Annual Meeting. You may also cast your vote by attending the virtual Annual

Meeting or by voting your shares via the Internet or by telephone by following the instructions on your proxy card or voting instruction form.
Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of our common stock at the close of business on March 13, 2025 (the Record Date) are entitled to attend and to vote at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting. Stockholders do not have cumulative voting rights. As of the Record Date, there were 95,773,083 shares of common stock outstanding.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Annual Meeting. Stockholders of record may vote by one of the methods described above. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted in accordance with the Board’s recommendations. Beneficial owners may vote by telephone or online if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card or voting instruction form. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.
Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and we sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Attn: Legal, Assertio Holdings, Inc., at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, (b) submitting new voting instructions online or by telephone or (c) attending the virtual Annual Meeting and voting online during the virtual meeting. Attendance at the virtual Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.

Q:
What happens if other matters are raised at the Annual Meeting?

A:
The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Virtual Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the properly executed proxy card in their discretion.

Q:
What constitutes a quorum?

A:
One-third of the outstanding shares of our common stock as of the Record Date, present online or by proxy and entitled to vote at the Annual Meeting, constitutes a quorum. Broker non-votes and abstentions, if any, will be counted for purposes of determining whether a quorum is present.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Virtual Annual Meeting will be determined as follows:

•
For the election of directors in Proposal 1, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election;

•
For approval of Proposals 2, 3 and 5, each proposal must receive the affirmative vote of a majority of the shares of our common stock, present online or by proxy and entitled to vote on the proposal; and

•
For approval of Proposal 4, the number of votes cast for the proposal must exceed the number of votes cast against the proposal.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares or elects not to vote the shares. Abstentions occur when a stockholder who is either virtually present at the meeting or represented by proxy, affirmatively chooses not to vote on a proposal.

Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions, if any, will be counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions will have no effect on the outcome of the election of directors in Proposal 1 or the outcome of Proposal 4 because broker non-votes and abstentions are not counted as votes cast for purposes of these proposals. Abstentions will have the same effect as a vote against each of the other matters to be voted on at the Annual Meeting, and broker non-votes, if any, will have no effect on such matters. In order to minimize the number of broker non-votes, if any, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which we are required to file with the SEC on or before the fourth business day following the Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $52,000 in the aggregate. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Bylaws of the Company provide for a board of directors (the Board) consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is seven. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named in the table below. Each nominee named in the table below is presently a director of the Company.
Each nominee, other than Brendan P. O’Grady, Mark L. Reisenauer and David M. Stark, was elected to his or her present term by the stockholders of the Company at the 2024 Annual Meeting of Stockholders (the 2024 Annual Meeting). Subsequently, the Board appointed Brendan P. O’Grady, who was identified by a third-party search firm, to serve as the Chief Executive Officer and as a director of the Company, effective May 29, 2024. On November 7, 2024, Dr. Jeffrey L. Vacirca and Peter D. Staple each resigned as a member of the Board. Also effective November 7, 2024, the Board appointed David M. Stark, who was identified by a non-employee director, to serve as a director of the Company. Subsequently, the Board appointed Mark L. Reisenauer, who was identified by a non-employee director, to serve as a director of the Company, effective January 2, 2025.
The present term of each of the directors named in the table below continues until the Annual Meeting and until his or her successor has been elected and qualified.
The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, retirement or removal.
There are no family relationships among any of the Company’s directors or executive officers.
The name of and certain other information regarding each director nominee is set forth in the table below.
Name	Age	Principal Occupation	Director Since
Heather L. Mason	64	Chairman of the Board, Assertio Holdings, Inc.; Retired Executive Vice President, Abbott Nutrition	2019
Sravan K. Emany	47	Senior Vice President and Chief Financial Officer, Beam Therapeutics Inc.	2023
Sigurd C. Kirk	58	Former Executive Vice President, Allergan plc	2024
William T. McKee	63	Chief Executive Officer, MBJC Associates, LLC	2017
Brendan P. O’Grady	58	Chief Executive Officer, Assertio Holdings, Inc.	2024
Mark L. Reisenauer	60	Former President, U.S. Commercial at Astellas Pharmaceuticals Inc.	2025
David M. Stark	56	Former Chief Legal Officer, Teva Pharmaceutical Industries Ltd.	2024
Heather L. Mason has served as a director of the Company since February 2019 and as the Company’s interim Chief Executive Officer from January 2024 through May 2024 (as well as serving in a separate interim executive officer role for the Company during June 2024). Ms. Mason is a former senior executive of Abbott Laboratories, a multinational medical devices and health care company, having retired as Executive Vice President of Abbott Nutrition in October 2017, a role she held since April 2015. From June 2014 to April 2015, Ms. Mason served as Executive Vice President, Global Commercial Operations, prior to which she served as Senior Vice President of Abbott Diabetes Care from May 2008 to June 2014. Ms. Mason joined Abbott in 1990 and held a number of positions in Abbott’s U.S. pharmaceutical business. Prior to joining Abbott, Ms. Mason worked for Quaker Oats, FMC Corporation, and Commonwealth Edison. Ms. Mason serves as a director and member of the audit committee of Convatec Group PLC, a publicly-held medical device company. She also serves as a director and member of the audit and compensation committees of Immatics NV, a publicly- held biotechnology company. Ms. Mason also serves as a director and member of the compensation committee of Pendulum Therapeutics and as the chair of SCA Pharmaceuticals, LLC, both privately held. The Board considered Ms. Mason’s experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Corporate and

Executive Management; Operational and Strategic Planning; Corporate Leadership; and Board and Board Committee Experience. Ms. Mason holds a B.S.E. in Industrial Engineering from the University of Michigan and an M.B.A. from the University of Chicago.
Sravan K. Emany has served as a director of the Company since November 2023 and has served as Senior Vice President and Chief Financial Officer of Beam Therapeutics Inc., a Nasdaq listed biotechnology company, since December 2024. Prior to joining Beam, Mr. Emany served as Senior Vice President and Chief Financial Officer of Ironwood Pharmaceuticals, Inc., a Nasdaq listed healthcare company, from December 2021 until December 2024. Prior to joining Ironwood, Mr. Emany served as Corporate Vice President, Commercial Excellence and Chief Strategy Officer of Integra LifeSciences Holdings Corporation, a publicly traded global healthcare company, from March 2020 until December 2021 and as Vice President of Strategy, Treasury and Investor Relations from February 2018 to March 2020. Prior to Integra, Mr. Emany served in various mergers and acquisitions investment banking roles at Bank of America and BofA Securities (formerly Bank of America Merrill Lynch) from September 2008 to February 2018, culminating in his service as managing director in the mergers and acquisitions group where he led numerous mergers and acquisitions in the healthcare sector. Mr. Emany also served in various other financial roles, including with Goldman Sachs Group and Morgan Stanley. The Board considered Mr. Emany’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Financial Management; Mergers and Acquisitions; Corporate Strategy; and Corporate Management. Mr. Emany holds a B.A. in international relations from The Johns Hopkins University and an M.A. in international relations and international economics from The Johns Hopkins School of Advanced International Studies.
Sigurd C. Kirk has served as a director of the Company since April 2024, immediately following the expiration of his short-term consulting agreement with the Company which was entered into in January 2024. Mr. Kirk is a senior corporate business development executive with more than 20 years of pharmaceutical experience in the areas of branded biopharmaceutical, medical device and generic products. Since 2021, Mr. Kirk has served as a consultant and director to privately-held pharmaceutical companies, including Vinci Pharmaceuticals, Inc., since September 2023. From May 2021 to January 2024, he served as a director and member of the audit committee of Aravive, Inc., a development stage oncology company. From 2009 until its acquisition by AbbVie Inc. in May 2020, Mr. Kirk held various positions at Allergan plc. (formerly Actavis), a pharmaceutical company. From May 2012 until May 2020, Mr. Kirk was Executive Vice President, Corporate Business Development at Allergan plc., where he was a member of the Executive Leadership Team. He was an integral member assessing development and commercial opportunities, leading due diligence, as well as negotiating and transacting key legal and financial terms. Mr. Kirk also served as Senior Vice President, Global Controller and Chief Accounting Officer for Barr Pharmaceuticals, Inc. from 2007 until 2009, after having served in positions of increasing responsibility at Barr from 2003. Mr. Kirk started his career at Deloitte & Touche as an Audit Manager, earning his CPA certification. The Board considered Mr. Kirk’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Business Development, Acquisitions; Divestitures; Licensing Markets; Financial Planning & Analysis; and Board and Board committee experience. Mr. Kirk received his Bachelor of Business Administration degree from Pace University.
William T. McKee has served as a director of the Company since March 2017. Mr. McKee has served as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies, since February 2010. Mr. McKee served as Chief Financial Officer of C4 Therapeutics, Inc., a biopharmaceutical company, from July 2020 until June 2021. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Mr. McKee serves as a Venture Partner for Cobro Ventures, a private investment firm focused on software and biotech, and a board member of its privately-held portfolio company, NextRNA Therapeutics. He also serves as a board member of privately-held MedRhythms, Inc. From June 2019 to October 2023, Mr. McKee served as a director and chair of the audit committee of Aileron

Therapeutics, Inc., a publicly-held biopharmaceutical company. From 2014 to June 2020, Mr. McKee served as a director and member of the audit and compensation committees of Agile Therapeutics, Inc., a publicly-held specialty biopharmaceutical company. From June 2020 to June 2023, Mr. McKee also served as a director of privately-held Vinci Therapeutics. The Board considered Mr. McKee’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management; Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee holds a B.B.A. from the University of Notre Dame and is NACD Directorship Certified® and also holds the CERT Certificate in Cyber-Risk Oversight from NACD.
Brendan P. O’Grady has served as Chief Executive Officer and a director of the Company since May 2024. He most recently served as Chief Executive Officer of the Global Formulations Business at Glenmark Pharmaceuticals Ltd., a multinational pharmaceutical company, from June 2022 to February 2024, where he was responsible for a P&L spanning six continents, driving new product launches, growing key end markets and restoring profitability in underperforming markets. Prior to that, Mr. O’Grady served as Chief Growth and Commercial Officer of American Well Corp. dba Amwell, an online healthcare services company, from August 2021 to June 2022, where he was responsible for building and overseeing a go-to-market strategy. Prior to that, he served in various positions of increasing responsibility at Teva Pharmaceutical Industries Ltd. from 2001 to 2021, most recently serving as Chief Executive Officer and President, Teva USA and Executive Vice President, North America Commercial, from November 2017 to August 2021, where he was responsible for leading Teva’s North America business, including specialty, generic and over-the-counter pharmaceuticals, ANDA, Inc. Prior to that, Mr. O’Grady served in various positions of increasing responsibility at Sanofi from 1991 to 2001. Mr. O’Grady received a B.S. in Management Science, Marketing Concentration from the State University of New York at Geneseo (SUNY Geneseo) and an M.B.A. from Baker University.
Mark L. Reisenauer has served as a director of the Company since January 2025. Mr. Reisenauer served as President of U.S. Commercial at Astellas Pharmaceuticals Inc., a global life sciences company, from April 2021 to April 2024 and, before that, as Senior Vice President, Oncology Business Unit from April 2011 to April 2021. Prior to joining Astellas, Mr. Reisenauer served as Senior Vice President, Chief Commercial Officer at Micromet Inc., a biotechnology company that was later acquired by Amgen Inc., from September 2007 to April 2011. Prior to Micromet, Mr. Reisenauer served as Divisional Vice President and General Manager, Neuroscience and, before that, General Manager, Oncology, at Abbott Laboratories, a multinational medical devices and health care company, from May 2002 to September 2007. Earlier in his career, Mr. Reisenauer held roles at Pharmacia Corporation, Bristol-Myers Squibb and Zeneca Pharmaceuticals. Mr. Reisenauer has served as a member of the Commercial Launch and Medical Affairs Advisory Board of Autolus Therapeutics since 2024 and previously served as a member of the board of directors of the PhRMA Trade Association from 2021 to 2024. The Board considered Mr. Reisenauer’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Commercial Leadership, Pipeline Development Experience, Product Launch Experience and Oncology Product Experience. Mr. Reisenauer holds a B.A. in Political Science from the University of Wisconsin.
David M. Stark has served as a director of the Company since November 2024. Mr. Stark served as Chief Legal Officer of Teva Pharmaceutical Industries Ltd. (Teva Pharmaceuticals) from 2016 to 2024. Mr. Stark joined Teva Pharmaceuticals in 2002 and served in a series of roles with increasing responsibilities in Teva North America and Teva Americas, including as Senior Director, Deputy General Counsel, Vice President and General Counsel, and Senior Vice President and General Counsel, Global Specialty Medicines. Prior to joining Teva, Mr. Stark was an associate attorney in the litigation departments at Willkie Farr & Gallagher LLP between 1998 and 2002, Chadbourne & Parke between 1997 and 1998 and Haight, Gardner, Poor & Havens between 1994 and 1997. Mr. Stark is Founder and CEO of Stark Creative Solutions LLC, specializing in innovative solutions to legal challenges. The Board considered Mr. Stark’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Legal Experience, Mergers and Acquisitions, Corporate Management, and Corporate Strategy. Mr. Stark holds a J.D. from New York University School of Law and a B.A. in Political Science from Northeastern University, summa cum laude.

CORPORATE GOVERNANCE
BOARD AND BOARD COMMITTEES
Board and Committee Meetings and Annual Meetings Attendance
Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of stockholders. Each then-current director attended the 2024 Annual Meeting. The Board met nine times during fiscal year 2024. In addition, the Audit Committee met five times, the Compensation Committee met five times and the Nominating and Corporate Governance Committee met six times. Each individual who served as a director during fiscal year 2024, other than Dr. Vacirca who resigned as a member of the Board effective November 7, 2024, attended 75% or more of each of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, if any, during the period of such member’s service.
Board Independence
Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the Nasdaq Capital Market (Nasdaq). Based upon information requested from and provided by each director and nominee concerning his or her background, employment and affiliations, including the beneficial ownership of our capital stock by each non-employee director, the Board has determined that each of Ms. Mason and Messrs. Emany, Kirk, McKee, Reisenauer and Stark is “independent” under the rules of Nasdaq. The Board previously determined that Mr. Staple, Mr. Tyree and Dr. Vacirca were “independent” under the rules of Nasdaq during the period each served on the Board in 2024. Ms. Mason served as Interim Chief Executive Officer from January 2024 to May 2024 (and served in a separate interim executive officer role during June 2024) and was not “independent” during this period, but, in accordance with Nasdaq rules, resumed her status as an “independent” director following such service. The Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable independence requirements for serving on such committees under the Nasdaq rules and SEC rules and regulations.
In determining that Mr. Kirk qualifies as an “independent director” as defined by the Nasdaq rules and satisfies the heightened independence standards for audit and compensation committees, the Board took into consideration the short-term consulting agreement between Mr. Kirk and the Company, pursuant to which he received less than $120,000 in compensation for his services (which was solely in the form of a stock option grant) and which agreement expired, and consulting services ceased, prior to the effective date of his appointment to the Board.
In determining that Mr. Stark qualifies as an “independent director” as defined by the Nasdaq rules and satisfies the heightened independence standards for audit and compensation committees, the Board took into consideration the short-term legal engagement between Mr. Stark’s company Stark Creative Solutions LLC and the Company, pursuant to which Stark Creative Solutions LLC received $5,000 in compensation for his services and which engagement expired, and legal services ceased, prior to the effective date of his appointment to the Board.
Board Leadership Structure
Our Corporate Governance Guidelines provide that the roles of Chief Executive Officer and Chairman of the Board should be separate and that the Chairman of the Board should be an independent director. The Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, particularly during our ongoing leadership transition, while the Chairman of the Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Ms. Mason, an independent non-employee director, serves as the Chairman of the Board and Mr. O’Grady serves as a director and the Company’s Chief Executive Officer. The Corporate Governance Guidelines adopted by the Board are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents.”

The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.
The Board’s Role in Risk Oversight
The Board oversees the establishment and maintenance of the Company’s risk management processes. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including commercial sales, clinical and medical affairs, regulatory matters, research and development, supply chain, human resources, finance, legal, governance and compliance and information management and technology matters and strategic and reputational matters. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these updates to enable it to understand the Company’s risk profile and the Company’s risk identification, risk management and risk mitigation strategies. When a Committee receives the update, unless all directors participated in the relevant Committee meeting, the Chairman of the relevant Committee provides an update on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.
The Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls, investment policy, tax planning, product and general liability insurance, compliance with applicable laws and regulations and related party transactions. The Audit Committee also discusses with management the Company’s policies and practices regarding information management policies and procedures, information systems and related infrastructure and cybersecurity risk management and back-up policies, practices and infrastructure, including, to the extent related to the Company’s financial reporting and accounting processes, insider trading and director and officer insurance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks relating to the Company’s compensation plans, program and policies, benefit plans, succession planning, human capital and corporate culture, as well as oversight of other risks associated with the Compensation Committee’s responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to enterprise risk management and the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, reputational risk and political and charitable contributions and environmental and social responsibility, to the extent such risk arises from these topics.
Board Committees
The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Charters for the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents.”
The members of each committee are appointed by the Board and serve until their successors are elected and qualified, unless they are earlier removed or resign. The Board has determined that the composition of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meet the requirements for independence under the applicable SEC rules and the listing standards of the Nasdaq applicable to each such committee. The table below indicates the current composition of each committee and the audit committee members determined by the Board to be “audit committee financial experts.”

Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts
Audit	Sravan K. Emany	Sigurd C. Kirk William T. McKee	Sravan K. Emany Sigurd C. Kirk William T. McKee
Compensation	Sigurd C. Kirk	Sravan K. Emany William T. McKee Mark L. Reisenauer	—
Nominating and Corporate Governance	William T. McKee	Heather L. Mason David M. Stark	—
Audit Committee.   The Audit Committee has sole responsibility for appointing and terminating the Company’s independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
the qualifications and independence of our independent registered public accounting firm and internal auditing function;

•
financial statements and related disclosure matters;

•
internal audit, internal controls and corporate risk management;

•
investment policies, and tax planning and strategies;

•
finance organization and operations;

•
information technology and information management security, and related policies and practices;

•
compliance, insider trading and related party transactions; and

•
other related matters.

Compensation Committee.   The Compensation Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
evaluating the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board;

•
in consultation with the Chairman of the Board, evaluating the CEO’s performance in light of corporate goals and objectives and any individual goals and objectives;

•
evaluating the performance of members of executive management (other than the CEO) in light of the CEO’s evaluation of their performance and the corporate and any individual goals and objectives;

•
recommending to the Board for approval CEO compensation based on the Compensation Committee’s evaluation;

•
reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee’s evaluation;

•
executive compensation disclosure, including, if applicable, by reviewing and discussing the Compensation Discussion and Analysis (CD&A), if applicable, with Company management and, based on such review and discussion, making a recommendation to the Board regarding whether to include the CD&A, if applicable, in the Company’s proxy statement and/or Annual Report on Form 10-K;

•
overseeing, reviewing and approving inclusion of a compensation committee report, if applicable, in the Company’s proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations;

•
compensation and benefit plans;

•
the Company’s strategies and policies related to human capital management;

•
non-employee director compensation (including by reviewing periodically, and recommending to the Board for approval, the form and amount of compensation of non-employee directors of the Board for their service); and

•
risk oversight associated with the foregoing.

The Compensation Committee may delegate its authority and responsibilities to subcommittees consisting of two or more members of the committee. The committee may also delegate authority to review and approve the compensation of our employees to certain of our executive officers.
Nominating and Corporate Governance Committee.   The primary responsibilities of the Nominating and Corporate Governance Committee are:
•
identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, or in the case of a vacancy on the Board, recommending an individual to fill such vacancy;

•
reviewing and recommending to the Board the appropriate organizational and board leadership structure;

•
reviewing the adequacy of our corporate governance principles on a regular basis;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

•
overseeing the Board’s self-evaluation process, and providing the Board advice regarding Board succession;

•
recommending to the Board membership for each Board committee and any changes to the Board’s committee structure as it deems advisable; and

•
providing oversight of the enterprise risk management (including retaining an independent third party to assist) and the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, and reputational risk to the extent such risk arises from these topics.

DIRECTOR NOMINATIONS
The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.
Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees.   As part of the Nominating and Corporate Governance Committee’s goal of building an effective Board, our Nominating and Corporate Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with the Company’s Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.assertiotx.com under “Investors — Corporate Governance — Governance Documents,” as Appendix A to the Nominating and Corporate Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of the Company’s stockholders. Director candidates should be committed to the Company’s core values (passion, integrity, professionalism, collaboration and tenacity), and must strongly support the Company’s vision of improving lives through better medicine. They must also bring to the Board a deep and wide range of experience in the business world, and diverse problem-solving talents. The Board should represent an appropriate, relevant mix of skills, industry experience, backgrounds, and ages. Typically, Board members will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for the Company. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing in highly competitive markets; commercial operations and execution in our areas of therapeutic focus; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; legal expertise in the pharmaceutical industry; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.
The Nominating and Corporate Governance Committee periodically reviews the composition of the Board for skills and characteristics focused on the governance and business needs and requirements of the Company, including due to a vacancy on the Board. The Nominating and Corporate Governance Committee and the Chairman of the Board will identify potential candidates and review the credentials of all such candidates to identify candidates to recommend to the full Board that they believe are best qualified to serve on the Company’s Board, and a search firm may be engaged to identify additional candidates and assist with initial screening. The members of the Nominating and Corporate Governance Committee and the CEO will meet with potential candidates to further assess their qualifications and fitness, determine the candidate’s interest in joining the Board and provide feedback and recommendations concerning the candidate. For qualified candidates, the Nominating and Corporate Governance Committee will obtain background and reference information, as appropriate, review all available information concerning the candidates’ qualifications and, if appropriate, recommend the candidate to the full Board for election.
In evaluating director candidates or nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual’s qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board’s performance and ways in which such performance can be improved. Directors should be committed to serve on the Board for an extended period of time. The Company also will consider the candidate’s independence under applicable Nasdaq listing standards and the Company’s Corporate Governance Guidelines.
Director Overboarding Policy.   In addition, the Board believes that directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively. The Board and the Nominating and Corporate Governance Committee will take into account the nature and time involved in the directors’ service on other boards in evaluating the suitability of directors. In addition, the Company’s Corporate Governance Guidelines limit the total number of public company boards that a non-employee director may serve as follows:
•
non-employee directors should not serve on more than four other boards of public companies in addition to the Company’s board.

•
no member of the Audit Committee should simultaneously serve on the audit committee of more than three public companies, including the Company’s Audit Committee.

The Nominating and Corporate Governance Committee assess compliance with this policy annually as part of the director nomination process. All of our directors are currently in compliance with our policy.
Director Candidates Recommended by Stockholders.   The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The procedures that stockholders should use to nominate directors are provided in our Bylaws. For details on recommending a candidate for director or nominating a director, see “Other Matters — Stockholder Proposals” below. Stockholders should also provide such additional information as will allow the Nominating and Corporate Governance Committee to evaluate the candidate in light of the key principles listed above, including but not limited to information concerning the candidate’s commitment to the Company’s core values, personal and professional ethics, business experience and independence. The Nominating and Corporate Governance Committee may ask the candidate or the stockholder recommending the candidate to provide additional information at any time, and may conduct its own investigation of a candidate’s background, as the Nominating and Corporate Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a stockholder.
COMMUNICATIONS WITH DIRECTORS
The Company believes that communication between the Board, stockholders and other interested stakeholders is an important part of the Company’s corporate governance process. To this end, the Board has adopted Stockholder Communication Procedures that are available at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents” and that provide a process for stockholders to send communications to the Board, any individual director or the non-management directors as a group, through the Chairman. Communications may be sent in writing or by email to: Chairman of the Board, Assertio Holdings, Inc., c/o General Counsel, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, email: corpgov@assertiotx.com.
The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, “filter out” any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.
CODE OF ETHICS
The Board has adopted a Code of Business Conduct and Ethics (the Code of Ethics) that applies to all of the Company’s employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the Code of Ethics is available on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents” and any amendments to or waivers of the Code of Ethics will be posted to such website. We intend to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of the Code of Ethics granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver to the extent required by applicable rules.
GOVERNANCE GUIDELINES
The Board has also adopted Corporate Governance Guidelines (posted on the Company’s website at www.assertiotx.com) which addresses, among other matters, the Board’s composition and structure, responsibilities, retirement policy, meeting procedures, its role in leadership development and general committee matters. We require our employees to act responsibly in compliance with applicable laws, rules and regulations and to conduct dealings with patients, medical professionals, and the Company’s customers, suppliers and competitors fairly, honestly and with integrity. We provide regular training to our employees that supports their ability to act responsibly in compliance with applicable laws and standards.
INSIDER TRADING POLICY
We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and consultants that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing rules, as applicable. In addition, from time to time, the Company may engage in transactions in its own securities, including share issuances and repurchases. The Company’s practices with respect to share issuances and repurchases, which are overseen by the Finance and Legal Departments (and, if appropriate, approved by the Board or appropriate committee), are designed to promote compliance with applicable insider trading and other securities laws, rules, regulations and listing standards. Transactions pursuant to equity-based compensation arrangements are conducted in accordance with the terms of the plans and agreements.
Anti-Hedging and Anti-Pledging Policy
Our insider trading policy prohibits the following relating to our securities:
•
Speculative trading such as short sales, “sale against the box” or any equivalent transactions

•
Hedging transactions such as “cashless” collars, forward sales, equity swaps and other similar instruments

•
Pledging shares

•
Purchasing stock “on margin”

•
Trading during blackout periods

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of the Company’s common stock as of March 13, 2025 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock, (b) each director and director nominee, (c) each named executive officer (NEO) and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.
Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock	Number Subject to Convertible Securities Exercisable Within 60 days(2)	Percentage of Common Stock
Nantahala Capital Management, LLC(3)	8,948,336	—	9.3%
Heather L. Mason	287,650	553,821(4)	*%
Brendan P. O’Grady	11,706	—	*%
Ajay Patel	175,675	733,749(5)	*%
Paul Schwichtenberg	146,345	733,749(5)	*%
Sravan K. Emany	59,190	8,770(6)	*%
Sigurd C. Kirk	—	118,702(7)	*%
William T. McKee	43,528	206,390(8)	*%
Mark L. Reisenauer	—	—	*%
David M. Stark	—	—	*%
Daniel A. Peisert(9)	607,457	—	*%
All current directors and executive officers as a group (11 persons)	877,983	3,070,096(10)	4.0%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of the date of this table. Percentage ownership is based on 95,773,083 shares of the Company’s common stock outstanding as of the date of this table. Shares of common stock subject to stock options and restricted stock units vesting within 60 days of the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. To our knowledge and subject to applicable community property rules, and except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
As reported on a Schedule 13G filed with the SEC on November 14, 2024, Nantahala Capital Management, LLC (Nantahala) beneficially owned 8,948,336 shares of the Company’s common stock as of December 31, 2024. Nantahala and its managing members, Wilmot B. Harkey and Daniel Mack, each have shared voting and dispositive power with respect to such shares. The address of the Nantahala and Messrs. Harkey and Mack is 130 Main St, 2nd Floor, New Canaan, Connecticut 06840.

(4)
Includes 553,821 shares underlying stock options that are currently exercisable.

(5)
Includes (a) 695,732 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 38,017 restricted stock units that are scheduled to vest within 60 days.

(6)
Includes 8,770 shares underlying stock options that are currently exercisable.

(7)
Includes 118,702 shares underlying stock options that are currently exercisable.

(8)
Includes (a) 11,138 shares underlying stock options that are currently exercisable and (b) 195,252 restricted stock units, all of which are deferred until retirement.

(9)
The amounts listed in this table for Mr. Peisert, the Company’s former President and Chief Executive Officer, are based on information available to the Company as of January 24, 2024, the date Mr. Peisert executed a waiver and release agreement in connection with his separation from service.

(10)
Includes (a) 2,760,793 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 309,303 restricted stock units, of which (i) 114,051 are scheduled to vest within 60 days, and (ii) 195,252 have been deferred until the participant’s retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Party Transactions
The Board has adopted a written Policy Regarding Transactions with Related Persons (the Related Persons Policy), which is administered by the Company’s Audit Committee. The Related Persons Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person to the Company (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Related Persons Policy. Under the Related Persons Policy, a related party transaction must be reported to the Company’s legal department and be reviewed and approved or ratified by the Company’s Audit Committee in accordance with the terms of the Related Persons Policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Company’s Audit Committee reviews all relevant information available to it about the potential related party transaction. The Company’s Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the related party transaction. The Company also polls its directors and executive officers on a quarterly basis with respect to related party transactions and their service as an officer or director of other entities. The brother-in-law of our Executive Vice President and Chief Transformation Officer, Paul Schwichtenberg, served as Senior Manager — Operations through November 30, 2023 and, thereafter, as Associate Director — Operations. In such capacities, he earned above the $120,000 reporting threshold in 2024, commensurate with similarly situated employees of the Company. Otherwise, there were no transactions since January 1, 2023, or any currently proposed transactions, that require disclosure as a related party transaction.

EXECUTIVE OFFICERS
The Company’s executive officers are set forth in the table below. Biographical information for Mr. O’Grady is set forth above under “Board of Directors and Director Nominees.”
Name	Age	Position
Brendan O’Grady	58	Chief Executive Officer and Director
Ajay Patel	41	Executive Vice President and Chief Financial Officer
Paul Schwichtenberg	54	Executive Vice President and Chief Transformation Officer
Mary E. Pietryga	59	Executive Vice President and Chief Commercial Officer
Sam Schlessinger	43	Executive Vice President and General Counsel
Ajay Patel has served as Executive Vice President and Chief Financial Officer since March 1, 2025, and previously served as Senior Vice President and Chief Financial Officer since November 2023. He previously served as Senior Vice President and Chief Accounting Officer from March 2021 and as Vice President, Controller from July 2019 when he joined the Company. Prior to joining the Company, from February 2018 to July 2019 he served as Director, Technical Accounting & Accounting Policy at US Foods, a food service distributor, where he was responsible for establishing and maintaining company-wide accounting policies. From June 2006 to February 2018, Mr. Patel served at Ernst & Young LLP (Ernst & Young), a multinational professional services network, in various roles of increasing responsibility in its Assurance practice leading financial statement audits of strategic key clients. Mr. Patel holds a B.S. degree in Finance from the University of Illinois, a Masters degree in accounting from the University of Virginia and is a CPA.
Paul Schwichtenberg has served as Executive Vice President and Chief Transformation Officer since March 1, 2025, and previously served as Senior Vice President and Chief Transformation Officer since December 2024. He previously served as Senior Vice President and Commercial Officer since February 2024, prior to which he served as Senior Vice President, Commercial Pricing, Analytics and Distribution from November 2023, as Senior Vice President, Chief Financial Officer from March 2021, and as Vice President, Finance from April 2018 when he joined the Company. Prior to joining the Company, he served as Director of Pricing and Planning for AbbVie, a biopharmaceutical company, from October 2013 to April 2018 where he led the U.S. Commercial Pricing Team. Prior to this, Mr. Schwichtenberg served as Controller for Radio Flyer, Inc., a consumer products company, from October 2010 to October 2013. From 2000 to October 2010, Mr. Schwichtenberg served at Takeda Pharmaceuticals in various roles of increasing responsibility, most recently as Senior Director and Controller. Prior to entering the pharmaceutical industry, he served as a senior auditor at Wolf & Company LLP. Mr. Schwichtenberg holds a B.S. degree in Business Administration from Roosevelt University and is a CPA.
Mary Pietryga has served as Executive Vice President and Chief Commercial Officer since March 1, 2025, and previously served as Senior Vice President and Chief Commercial Officer since December 2024. She became an executive officer of the Company in February 2025. Mary is an experienced business executive with a diversified background in the pharmaceutical/bioscience and medical device industry. Her leadership spans commercial sales, payer access and pricing, and strategic marketing. Before joining the Company, she was Vice President, Head of Global Biosimilar Portfolio at Teva Pharmaceuticals Industries Ltd. from February 2024 to December 2024 where she was responsible for the redesign of the global asset portfolio and creation of a multi-year framework to increase revenue and drive new partnerships. Prior to that she held a number of positions at pharmaceutical companies including as a Partner, Chief Commercial Officer at Peregrine Market Access from March 2021 to January 2024, where she was responsible for leading contract teams to deliver end-to-end, fully integrated, CRO and commercial solutions; Vice President, Marketing, Pain Franchise at Pacira Biosciences Inc. from April 2019 through January 2021; and Business Unit Head, Gastroenterology & Uro Oncology Franchises at Ferring Pharmaceutical from July 2017 through March 2019. Prior to that, she held positions at Sanofi (Domestic and Global responsibilities), and Merck & Co. Ms. Pietryga holds a bachelor’s degree in Mathematics Education from Michigan State University and a Master of Business Administration from Villanova University.
Sam Schlessinger has served as Executive Vice President and General Counsel since March 1, 2025, and previously served as Senior Vice President and General Counsel since July 2021. He became an executive officer of the Company in March 2022. Mr. Schlessinger previously served as the Company’s Vice President,

Legal from February 2021 through June 2021 and as Senior Counsel from May 2020 to February 2021. Prior to joining the Company, Mr. Schlessinger provided outsourced corporate and securities legal services to the Company from 2019 to 2020 through Axiom Law. Prior to that, he served as a corporate partner at Dentons LLP from 2015 to 2018, where he advised public and privately- held clients in mergers and acquisitions, buyouts and recapitalizations, and securities transactions; a corporate associate at Dentons LLP from 2012 to 2015; and a corporate associate at McDermott Will & Emery LLP from 2006 to 2012. Mr. Schlessinger holds a B.A. degree in Mathematics from Pomona College and a JD from the University of Illinois.

EXECUTIVE COMPENSATION
EXECUTIVE SUMMARY
2024 Key Business Results
During fiscal 2024, the Company transitioned to Rolvedon as its primary asset and took additional steps to advance its commercial model. Actions included:

•
The appointment of a new Chief Executive Officer, Brendan P. O’Grady, with extensive pharmaceutical industry experience;

•
Enhancing the leadership team and Board with additional legal, commercial and strategy expertise aligned to the Company’s identified business needs;

•
Optimizing the Company’s cost operating structure to align with changes in the asset base; and

•
Strengthening the balance sheet through cash flow generated from the Company’s asset base.

The Company notes the following key financial results for fiscal 2024:

•
Delivered full year product sales of $120.8 million;

•
Reported full year GAAP net loss of $(21.6) million and non-GAAP adjusted EBITDA of $17.1 million*;

•
Generated $26.4 million in operating cash flow; and

•
Transitioned the business to Rolvedon as the lead asset while responding to the entrance of generic competition for Indocin.

Stockholder Engagement and Say-on-Pay
We believe that regular, transparent communications with our stockholders are essential to our long- term success. We value the opinions of our stockholders, and we are committed to building and maintaining a robust stockholder engagement program to encourage open and transparent honest discussion about our Company’s business plans, executive compensation practices and governance programs.
Over the course of 2024 and early 2025, we have engaged with stockholders of varying position sizes and classifications in a variety of ways, including soliciting direct feedback on specific matters, active participation in equity conferences and investor events across the United States and through frequent meetings with stockholders, prospective stockholders, and investment analysts. These meetings regularly include our Chief Executive Officer and Chief Financial Officer.
As part of our engagement efforts, we seek to provide our investors with insight into our business and practices, answers to their questions, and responses to the valuable insight and feedback they share. We also review and discuss stockholder feedback internally to help ensure we are proactively assessing and informing our policies, programs, and areas of focus, as well as considering the priorities of our stockholders.
What Guides Assertio’s Program
Executive Compensation Philosophy
The Company strives to align executive compensation with business results and stockholder interests. In this spirit, the Company offers a competitive compensation program that allows its named executive officers (NEOs) to share in its financial success when they deliver performance that helps achieve short- and long-term corporate goals and increases in stockholder value. On an overall basis, target total compensation for the Company’s NEOs is calibrated to be competitive with a blend of its peer group and size-appropriate

*
Adjusted EBITDA is a non-GAAP financial measure. For a discussion of this measure and for reconciliation to the most directly comparable GAAP measure, see Appendix A to this Proxy Statement.

survey data from the life sciences industry. We also base compensation on a blend of individual experience level and the value of their role to the organization. In addition, a significant portion of compensation for all NEOs is in the form of long-term incentive compensation and therefore earned compensation can be above or below target depending on the Company’s performance, providing alignment with stockholder interests.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning compensation earned for services rendered to the Company by each of our NEOs for fiscal years 2024 and 2023, as applicable, as determined in accordance with applicable SEC rules.
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Brendan P. O’Grady Chief Executive Officer	2024	502,372	—	495,000	1,587,420	406,949	20,962	3,012,703
Heather L. Mason(5) Former Interim Chief Executive Officer	2024	316,774	—	—	551,980	200,000	9,230	1,077,984
Daniel A. Peisert Former President and Chief Executive Officer	2024	53,753	—	—	—	—	564,860	618,613
	2023	612,630	137,500	1,066,065	999,845	424,549	23,400	3,263,989
Ajay Patel(6) Executive Vice President, Chief Financial Officer	2024	445,387	—	59,483	239,496	185,963	22,396	952,725
	2023	362,512	22,125	266,516	249,962	131,051	23,100	1,055,266
Paul Schwichtenberg(7) Executive Vice President, Chief Transformation Officer	2024	430,047	—	59,483	239,496	185,963	17,444	932,433
	2023	373,155	44,250	266,516	249,962	132,363	23,880	1,090,126

(1)
In 2023, the amounts shown reflect cash awards paid to each NEO pursuant to the Company’s Long-Term Incentive Awards, which were granted in February 2020 and vest on each of the first three anniversaries of the grant date assuming continued employment through the applicable vesting date.

(2)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options and restricted stock units, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

The assumptions made in the valuation reflected in these columns are set forth in the following notes to the Company’s Consolidated Financial Statements:
For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K Filed:	Note
2024	December 31, 2024	March 12, 2025	10
2023	December 31, 2023	March 11, 2024	17

(3)
Reflects amounts paid to each NEO pursuant to the Company’s annual cash bonus plan which pays out to participants based on levels of performance against corporate financial goals and other corporate goals, as well as individual goals if applicable (as discussed in “— Narrative to Summary Compensation Table — 2024 Performance Measures” below).

(4)
For 2024, amounts reflect Company 401(k) match and life insurance premiums, and for Mr. Peisert, also includes his severance payments made in accordance with his Management Continuity Agreement. The Company provides the NEOs with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(5)
For 2024, $48,505 of the amount reported in the salary column for Ms. Mason reflects director fees earned for the portion of 2024 when she was not serving as an interim executive officer.

(6)
For 2024, $16,233 of the amount reported in the salary column for Mr. Patel represents retroactive pay to adjust his salary to reflect his promotion to CFO on November 9, 2023 through January 1, 2024. Amounts paid to Mr. Patel during 2023 reflect compensation in his role as Senior Vice President, Chief Accounting Officer from January 1, 2023, through November 8, 2023, and Senior Vice President, Chief Financial Officer from November 9, 2023, through December 31, 2023.

(7)
Amounts paid to Mr. Schwichtenberg during 2024 reflect compensation in his role as Senior Vice President, Commercial Pricing, Analytics and Distribution from January 1, 2024, through February 6, 2024, Senior Vice President, Chief Commercial Officer from February 7, 2024 through December 22, 2024, and Senior Vice President, Chief Transformation Officer from December 23, 2024 through December 31, 2024. Amounts paid to Mr. Schwichtenberg during 2023 reflect compensation in his role as Senior Vice President, Chief Financial Officer from January 1, 2023, through November 8, 2023, and Senior Vice President, Commercial Pricing, Analytics and Distribution from November 9, 2023, through December 31, 2023.

Narrative to Summary Compensation Table
Base Salary
The table below shows the base salaries for our NEOs for 2024 and 2023 (if applicable):
	Base Salary
Name	2024	2023	Increase
Brendan P. O’Grady(1)	$850,000	—	—
Heather L. Mason(2)	$540,000	—	—
Daniel A. Peisert(3)	$53,753	$612,630	—
Ajay Patel(4)	$435,000	$362,512	20%
Paul Schwichtenberg(5)	$435,000	$373,155	17%

(1)
Represents the annualized salary rate for Mr. O’Grady, which was effective upon his hiring as Chief Executive Officer on May 29, 2024.

(2)
Represents the annualized salary rate for Ms. Mason, which was effective while she was Interim Chief Executive Officer from January 2, 2024 through May 29, 2024.

(3)
Represents salary paid to Mr. Peisert prior to his execution of a waiver and release agreement in connection with his separation from service on January 2, 2024.

(4)
Represents the annualized salary rate for Mr. Patel. See footnote 6 in the Summary Compensation Table above for a description of base salary paid to Mr. Patel in 2023 and 2024.

(5)
Represents the annualized salary rate for Mr. Schwichtenberg. See footnote 7 in the Summary Compensation Table above for a description of base salary paid to Mr. Schwichtenberg in 2023 and 2024.

Annual Cash Bonus Opportunity
To tie a significant portion of their annual cash compensation to actual performance, each NEO is eligible for a cash bonus award under the Company’s annual bonus plan, based on the achievement of the corporate financial goals and the corporate business goals (collectively, the “Corporate Goals”) for the Company and, if applicable, each executive’s individual goals.
A target annual bonus opportunity is established annually and may be adjusted from time to time by the Compensation Committee in connection with an NEO’s promotion or performance. The table below shows the 2024 target annual cash bonus opportunities for each of the NEOs.

NEO	Base Salary	Target Bonus Opportunity (As a % of Salary)
Brendan P. O’Grady	$850,000	85%
Heather L. Mason(1)	—	—
Daniel A. Peisert	—	—
Ajay Patel	$435,000	45%
Paul Schwichtenberg	$435,000	45%

(1)
Ms. Mason’s eligibility for, and amount of, her bonus was stipulated in her offer letter for the role of Interim Chief Executive Officer.

2024 Performance Measures
The Company’s annual bonus plan for named executive officers (NEOs) pays out to participants based on levels of performance against corporate financial goals (weighted 50%) and corporate business goals (weighted 50%) reviewed by the Compensation Committee. The Corporate Goals ensure that the Company has the right balance between accountability to annual financial goals and support for our business strategy. The bonus opportunity for NEOs in 2024 was solely based upon Corporate Goals. There were no individual performance goals for NEOs for 2024.
A detailed description of the performance metrics and the assessment of the actual amounts paid to each of the Company’s NEOs are provided below. For 2024, the Company used Net Product Sales, Operating Cash Flow and adjusted EBITDA as the corporate financial goals because they provide a reliable indicator of the strength of its overall financial results. Performance for each corporate financial goal is provided below:
Net Product Sales			Operating Cash Flow			Adjusted EBITDA
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than $108.8M	0%	$120.8 M (100% Payout)	Less than $19.3M	0%	$26.4 M (200% Payout)	Less than $23.9M	0%	$17.1 M (0% Payout)
$108.8M (90% of Target)	50%		$19.3M (90% of Target)	50%		$23.9M (90% of Target)	50%
$120.8M (100% of Target) .	100%		$21.4M (100% of Target)	100%		$26.5M (100% of Target)	100%
$145.0M (120% of Target)	200%		$25.7M (120% of Target)	200%		$31.8M (120% of Target)	200%

*
Payouts are interpolated on a straight-line basis if actual achievement levels are between threshold, target, or maximum performance levels.

With respect to the corporate business goals for 2024 (50% of overall Corporate Goals bonus payout for each NEO), the Company used the following:
•
Product Performance — Rolvedon Unit Maximization and Indocin Erosion Mitigation (25% of overall Corporate Goals for NEOs) Actual Results 100%

•
Business Growth & Research and Development (15% of overall Corporate Goals for NEOs) Actual Results 100%

•
People, Culture and Compliance (10% of overall Corporate Goals for NEOs) Actual Results 92%

Following the completion of the fiscal year, the Compensation Committee assesses the Company’s performance relative to the Corporate Goals and applies a “corporate payout multiplier” based on that performance. A corporate payout multiplier of 100% reflects 100% achievement of the Corporate Goals. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The Compensation Committee and the Board have sole discretion to increase or decrease the assessment of Company performance based on a comprehensive view of the Company’s overall performance.

Actual bonus payouts are then determined by applying the corporate payout multiple to the NEO’s corporate target bonus. Based upon actual results, the score on the corporate financial goals resulted in 100% (50% of overall Corporate Goals) and the score on the corporate business goals resulted in 98% (50% of overall Corporate Goals) with an overall attainment of 99%. However, for 2024, the Compensation Committee used its discretion to reduce the “corporate payout multiplier” to 95%. The following table sets forth the Company’s actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to its NEOs under the 2024 bonus plan in light of these performance results.
NEO	Base Salary $	Bonus	Bonus Target %	Total Corporate Payout Multiplier %	Corporate Weighting %	Total Corporate Payout $
Brendan P. O’Grady*	850,000	—	85	95	100	406,949
Heather L. Mason	540,000	$200,000	—	100**	—	200,000
Daniel A. Peisert***	53,753	—	—	—	—	—
Ajay Patel	435,000	—	45	95	100	185,963
Paul Schwichtenberg	435,000	—	45	95	100	185,963

*
Brendan O’Grady’s bonus for fiscal year 2024 was prorated.

**
In accordance with the terms of her offer letter dated January 2, 2024, Heather L. Mason’s bonus for her service as interim CEO was based upon the achievement of performance goals agreed upon between Ms. Mason and the Board, which included the search for, hiring and integration of a new CEO.

***
Daniel Peisert received no bonus for fiscal year 2024.

Long-Term Equity Incentive Awards
In 2024, the Compensation Committee granted an equal mix of time-vesting Restricted Stock Units (RSUs) and stock options in order to balance both incentive and retention-related goals. The targeted annual grant value more closely aligns Assertio’s executives to the long-term interests of its stockholders. The RSUs and option awards granted by Assertio vest as to one-third on the first anniversary of the grant date and thereafter in equal, annual installments on the second and third anniversaries of the grant date.
The Compensation Committee determines the size of a particular equity award based on a holistic assessment of several factors, including competitive market levels, the executive’s past performance and future potential, the Company’s performance relative to corporate objectives, and recent growth or decline in stockholder value. Annual grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which equity grants are made is set in advance and is not coordinated with the release of information concerning the Company’s business. The grant amounts were approved by the Compensation Committee, based on target grant date fair value. To ensure that the awards were not overly dilutive to our stockholders and to continue to be prudent with the use of our share pool, the calculations to derive the number of RSUs and stock options used a $2 per share stock price floor. The shares for annual equity award grants made in 2024 for each NEO (except for Ms. Mason and Mr. Peisert who were not awarded long-term equity grants in 2024) vest one third annually, and are shown below:
NEO	RSU	Stock Option
Brendan P. O’Grady* . . . . . . . . . . . . . . . . . . . . .	500,000	1,800,000
Ajay Patel** . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75,000	340,000
Paul Schwichtenberg**	75,000	340,000

*
These awards were granted on May 31, 2024 in connection with the hiring of Mr. O’Grady to serve as the Company’s CEO.

**
These awards were granted on February 7, 2024.

Practices on Timing of Equity Awards
As described above, annual grants are typically made in the first quarter of the fiscal year, though we do not have any program, plan or obligation that requires us to grant equity awards on specified dates. We also do not have any program, plan or practice to time award dates of stock option grants to our executive officers in coordination with the release of material nonpublic information and typically aim to make equity grants during an open trading window. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet special retention or performance objectives. During 2024, the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity-based awards, including stock options, and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we granted a stock option award to each of Mr. O’Grady and Ms. Mason within the period beginning four business days before our filing or furnishing of a current report on Form 8-K and ending one business day after the filing or furnishing of such report. The following information regarding each such option grant, which, in the case of Mr. O’Grady, was granted one business day after the filing of our Current Report on Form 8-K disclosing the results from our 2024 Annual Meeting, and, in the case of Ms. Mason, was granted three business days prior to the filing of our Current Report on Form 8-K disclosing Mr. Peisert’s separation and Ms. Mason’s appointment and related compensation, is provided in accordance with SEC rules:
Name	Grant Date	Number of Securities Underlying Award	Exercise Price	Grant Date Fair Value
Percentage Change in the Closing Market
Price of the Securities Underlying the
Award Between the Trading Day Ending
Immediately Prior to the Disclosure of
Material Nonpublic Information and the
Trading Day Beginning Immediately
Following the Disclosure of Material
Nonpublic Information

Brendan P. O’Grady	5/31/2024	1,800,000	$0.99	$1,587,420	4.21%
Heather L. Mason	1/2/2024	550,000	$1.14	$551,980	7.78%
Risk Management and Mitigation of Compensation Policies and Practices
The Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors (including that awards under our Amended and Restated 2014 Omnibus Incentive Plan may be subject to recovery or clawback under our clawback policy adopted October 2, 2023), and reviewed these items with its independent consultant, Pearl Meyer, which was engaged directly by the Compensation Committee. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business. The Compensation Committee has reviewed the independence of Pearl Meyer, in light of SEC rules and has affirmatively determined that the work performed by Pearl Meyer does not raise any conflict of interest.
For the foregoing reasons, the Compensation Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.
Other Compensation Practices and Policies that Align Assertio’s NEOs to Its Stockholders
Stock Ownership Policy
To align the interests of our management and directors with those of our stockholders, the Board of Directors concluded that Assertio NEOs and non-employee directors should have a significant financial stake in the Company’s stock. To further that goal, we implemented stock ownership guidelines (the Guidelines). The NEOs are required to hold a specific level of equity ownership as outlined below:

Executives:   The Guidelines apply to the NEOs in two tiers. The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive’s annual base salary rate as of January 1st of the year are as follows:
Tier	Covered Executives	Multiple of Salary
Tier One	Chief Executive Officer	4x Salary
Tier Two	Other NEOs	2x Salary
The shares counted toward these ownership requirements include shares owned outright, unvested restricted stock and vested performance stock units. Unearned performance awards and unexercised stock options, whether or not vested, do not count toward the ownership requirement.
Non-Employee Directors:   Our directors are required to maintain a stock ownership level that is equal to three times their annual Board cash retainers.
Both NEOs and non-employee directors have five years from commencement of their service to meet their respective Guidelines. As of December 31, 2024, all of our NEOs and all non-employee directors were in compliance with achieving the Guidelines within the aforementioned timeframe.
Clawback Policy
Under our clawback policy, which is intended to comply with the requirements of Nasdaq listing standards implementing the requirements of Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the Exchange Act), in the event we are required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive- based compensation received by any executive officer (as defined under Rule 10D-1 of the Exchange Act), including the NEOs, during the prior three fiscal years that exceeds the amount that the executive officer otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
In addition, in the event that the Board reasonably determines, in its sole discretion, that an executive officer (i) has materially violated the Company’s Code of Conduct by directing, participating or engaging in corrupt business practices, including fraud, resulting or likely to result in substantial and material damage to the Company or its subsidiaries or (ii) engaged in misconduct in the performance of the executive officer’s duties to the Company resulting or likely to result in the creation or perpetuation of a hostile work environment, the Board in its discretion may, to the extent permitted by applicable law, seek to recoup for the benefit of the Company all incentive payments that were made to the executive officer and all equity awards granted to the executive officer (1) after the date on which such conduct occurred or commenced or (2) within the twelve (12) months preceding such date, in each case, by requiring such executive officer to pay such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.
For fiscal 2024, the Board determined it did not require any recoupment of any incentive payments or equity compensation.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding outstanding equity awards held by the NEOs as of December 31, 2024.
			Option Awards				Stock Awards
Name	Award Type	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(1)
Brendan P. O’Grady	Stock Option(2)	5/31/2024	—	1,800,000	0.99	5/31/2034	—	—
	RSU(3)	5/31/2024	—	—	—	—	500,000	435,000
Heather L. Mason	Stock Option(4)	5/10/2023	3,821	—	7.55	5/10/2033	—	—
	Stock Option(5)	1/2/2024	527,083	22,917	1.14	1/2/2034	—	—
Ajay Patel	Stock Option(6)	12/1/2021	235,000	—	1.31	12/1/2031	—	—
	Stock Option(2)	5/12/2022	73,100	36,549	2.63	5/12/2032	—	—
	RSU(3)	5/12/2022	—	—	—	—	38,017	33,075
	Performance Based Stock Option(7)	5/12/2022	200,000	—	2.63	5/12/2032	—	—
	RSU(3)	2/21/2023	—	—	—	—	34,300	29,841
	Stock Option(2)	2/21/2023	18,875	37,748	5.18	2/21/2033	—	—
	Stock Option(2)	2/7/2024	—	340,000	0.79	2/7/2034	—	—
	RSU(3)	2/7/2024	—	—	—	—	75,000	65,250
Paul Schwichtenberg	Stock Option(6)	12/1/2021	235,000	—	1.31	12/1/2031	—	—
	Stock Option(2)	5/12/2022	73,100	36,549	2.63	5/12/2032	—	—
	RSU(3)	5/12/2022	—	—	—	—	38,017	33,075
	Performance Based Stock Option(7)	5/12/2022	200,000	—	2.63	5/12/2032	—	—
	RSU(3)	2/21/2023	—	—	—	—	34,300	29,841
	Stock Option(2)	2/21/2023	18,875	37,748	5.18	2/21/2033	—	—
	Stock Option(2)	2/7/2024	—	340,000	0.79	2/7/2034	—	—
	RSU(3)	2/7/2024	—	—	—	—	75,000	65,250

(1)
The values shown are based on $0.87 per share, which was the closing price of our common stock on December 31, 2024.

(2)
One third of this stock option award vests on each of the first three anniversaries of the grant date, assuming continued employment through the applicable vesting date.

(3)
One third of this RSU award vests on each of the first three anniversaries of the grant date, assuming continued employment through the applicable vesting date.

(4)
This stock option vested in full on May 10, 2024.

(5)
This stock option was comprised of two components, a performance-based stock option grant and a time-based stock option grant. The performance-based stock option grant vested in full on June 28, 2024 (i.e., thirty days after the appointment of Mr. O’Grady as the Company’s CEO effective May 29, 2024), while one twelfth of the time-based stock option grant vests on each of the first 12 months after the grant date, assuming continued service to the Company through the applicable vesting date.

(6)
This stock option vested in full on December 1, 2024.

(7)
This performance-based stock option vested on, and thus was no longer subject to performance conditions as of, May 12, 2023.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company is party to Management Continuity Agreements with each of its executive officers, except for Heather L. Mason, who served as the Company’s interim CEO from January 2, 2024 through May 29, 2024 and in a separate interim executive officer role for the Company during June 2024.
Pursuant to the terms of the Management Continuity Agreements with Messrs. O’Grady, Patel and Schwichtenberg, upon the termination of an executive officer’s employment by the Company other than for Cause, death or Disability, or upon his or her termination for Good Reason (each as defined in the Management Continuity Agreements), within the period beginning ninety days prior to a Change in Control and ending twenty-four months following a Change in Control (the Change in Control Period), the executive will be entitled to:
(i)
a lump sum cash payment in an amount equal to the sum of two times (if the executive is the CEO) or one and a half times (if the executive is not the CEO) the higher of (1) the base salary which the executive was receiving immediately prior to the Change in Control or (2) the base salary which the executive was receiving immediately prior to their termination of employment, plus two times (if the executive is the CEO) or one and a half times (if the executive is not the CEO) the executive’s annual target bonus;

(ii)
payment of the full cost of the health insurance benefits provided to the executive and the executive’s spouse and dependents through the earlier of the end of the 24-month period (if the executive is the CEO) or 18-month period (if the executive is not the CEO) following the date of termination or the date upon which executive is no longer eligible for such COBRA or other benefits under applicable law;

(iii)
payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination;

(iv)
outplacement services not to exceed $5,000 per month for up to three consecutive months; and

(v)
100% of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards shall become immediately vested. Pursuant to the terms of the Management Continuity Agreements, in the event of a termination that occurs prior to the date of the Change in Control, then if any of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards are forfeited as the result of such termination of employment, the executive shall be entitled to receive a lump sum cash payment equal to the value of all such awards that were forfeited as the result of such termination of employment.

In addition, pursuant to the terms of the Management Continuity Agreements, in the event of the termination of an executive officer’s employment other than for Cause, death or Disability, or due to a voluntary termination for Good Reason, outside of the Change in Control Period (a Non-CIC Qualifying Termination), the executive will be entitled to receive severance benefits as follows:
(i)
severance payments for 18 months (if the executive is the CEO) or 12 months (if the executive is not the CEO) after the effective date of the termination equal to the base salary which he was receiving immediately prior to the termination of employment;

(ii)
payment of the full cost of the health insurance benefits provided to the executive and his or her spouse and dependents, as applicable, immediately prior to the termination of employment pursuant to the terms of COBRA or other applicable law for 18 months (if the executive is the CEO) or 12 months (if the executive is not the CEO) following the date of termination or, if earlier, until the date upon which the executive is no longer eligible for such COBRA or other benefits under applicable law;

(iii)
payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination, to be paid at the time the Company pays bonuses with respect to such year to its executives generally; and

(iv)
outplacement services not to exceed $5,000 per month for up to three consecutive months.

Receipt of benefits under the Management Continuity Agreements is conditioned upon execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants.
Mr. Peisert was party to a Management Continuity Agreement and, in connection with Mr. Peisert’s separation from the Company at the beginning of the fiscal year, he became eligible for benefits under his Management Continuity Agreement subject to the terms and conditions thereof as described above for a Non-CIC Qualifying Termination, except that his Management Continuity Agreement also provided for acceleration of 12 months of his unvested equity awards.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.
Year(1)	Summary Compensation Table Total for PEO Daniel Peisert(2)	Compensation Actually Paid to PEO Daniel Peisert(3)	Summary Compensation Table Total for PEO Heather Mason(2)	Compensation Actually Paid to PEO Heather Mason(3)	Summary Compensation Table Total for PEO Brendan O’Grady(2)	Compensation Actually Paid to PEO Brendan O’Grady(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Income (Loss)(7) (in thousands)
2024	$618,613	$391,713	$1,077,984	$852,219	$3,012,703	$2,569,793	$942,579	$744,973	$40	$(21,581)
2023	$3,263,989	$(3,632,048)	N/A	N/A	N/A	N/A	$1,072,697	$(1,186,801)	$49	$(331,942)
2022	$5,993,818	$10,805,836	N/A	N/A	N/A	N/A	$2,118,886	$3,643,883	$197	$109,625

(1)
The following table shows the principal executive officer(s) (PEO(s)) and Non-PEO NEOs for each of 2024, 2023 and 2022:

Year	PEO	Non-PEO NEOs
2024	Brendan P. O’Grady, Heather L. Mason, Daniel A. Peisert	Ajay Patel, Paul Schwichtenberg
2023	Daniel A. Peisert	Ajay Patel, Paul Schwichtenberg
2022	Daniel A. Peisert	Paul Schwichtenberg, Ajay Patel

(2)
The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.

(3)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid for the year ended December 31, 2024:

	Reported Summary Compensation Table Total for PEO	Deduct Reported Value of Equity Awards(a)	Add (Deduct) Equity Award Adjustments(b)	Compensation Actually Paid to PEO
Brendan P. O’Grady	$3,012,703	$2,082,420	$1,639,510	$2,569,793
Heather L. Mason	$1,077,984	$551,980	$326,215	$852,219
Daniel A. Peisert	$618,613	$—	$(226,900)	$391,713

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for the applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for the year ended December 31, 2024, are as follows:
PEO	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value from End of Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
Brendan P. O’Grady	$1,639,510	$—	$—	$—	$—	$—	$1,639,510
Heather L. Mason	$1,048	$—	$332,889	$(7,722)	$—	$—	$326,215
Daniel A. Peisert	$—	$—	$—	$220,012	$(446,912)	$—	$(226,900)

(4)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding our PEOs) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our PEOs) included for purposes of calculating the average amounts in each applicable year are as follows for 2024, 2023 and 2022, Ajay Patel and Paul Schwichtenberg.

(5)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEOs), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEOs) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEOs) for the applicable year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deduct Average Reported Value of Equity Awards	Add (Deduct) Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$942,579	$298,979	$101,373	$744,973

a.
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2024	$255,192	$(115,899)	$—	$(37,920)	$—	$—	$101,373

(6)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends (if any) for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2021.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2022, 2023 and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100.

Compensation Actually Paid vs Total Shareholder Return
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
(2,000,000)
(4,000,000)
Compensation Actually Paid
$220
$180
$140
$100
$60
$20
$(20)
$(60)
$(100)
Total Shareholder Return
FY2022
FY2023
FY2024
O'Grady PEO Compensation Actually Paid
Mason PEO Compensation Actually Paid
Peisert PEO Compensation Actually Paid
Non-PEO Compensation Actually Paid
Cumulative TSR (December 31, 2021 Indexed to $100)

Compensation Actually Paid and Net Income
The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with our net income for the fiscal years ended December 31, 2022, 2023 and 2024.

Compensation Actually Paid vs Net Income/(Loss)
Compensation Actually Paid
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
(2,000,000)
(4,000,000)
Net Income/(Loss) $000's
$1,040,000
$840,000
$640,000
$440,000
$240,000
$40,000
$(160,000)
$(360,000)
FY2022
FY2023
FY2024
O'Grady PEO Compensation Actually Paid
Mason PEO Compensation Actually Paid
Peisert PEO Compensation Actually Paid
Non-PEO Compensation Actually Paid
Net Income/(Loss)

DIRECTOR COMPENSATION
The Board has adopted a Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy). The Board believes that the Director Compensation Policy, amended in February 2023 and May 2024, enables us to attract and retain high quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further align their interests with those of our stockholders. Our non-employee director compensation program includes cash compensation and equity grants in the form of RSUs and options. We use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and review our program annually with the assistance of our compensation consultant. Heather L. Mason received compensation under the Director Compensation Policy prior to becoming interim Chief Executive Officer of the Company in January 2024 and resumed receiving compensation under the Director Compensation Policy after her service as an interim executive officer concluded at the end of June 2024. Such amounts are reported in the Summary Compensation Table above in accordance with SEC rules.
Cash Compensation
In 2024, non-employee directors were eligible to receive annualized cash retainers of $55,000 under our Director Compensation Policy. Our non-executive chairman of the Board received an additional $50,000 annual retainer. Additional annualized cash retainers in the amount set forth below were paid to the chairs of each Board committee and to each non-employee director serving as a committee member in 2024:
Committee Name	Committee Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$12,500
Compensation	$20,000	$10,000
Nominating and Corporate Governance	$15,000	$6,000
In addition, each member of any special committee of the Board receives an additional annual cash retainer of $6,000 but there were not any such special committees in 2024.
Cash payments are made quarterly in arrears.
Long-Term Equity Incentive Awards
In addition to the cash compensation described above, in accordance with the Director Compensation Policy, as amended, each non-employee director then-serving received, on the date of the 2024 Annual Meeting, an award of restricted stock units having a value of $107,500 and stock options having a value of $107,500, with the number of restricted stock units determined using a $2 per share floor for the Company’s stock price and the number of stock options determined using a peer-average Black-Scholes factor to minimize dilution, which restricted stock units and stock options vest on the earlier of (i) the first anniversary of the award grant date, and (ii) the date of next annual meeting of stockholders which is at least 50 weeks after the date on which such award of restricted stock units or stock options were made.
In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each of Messrs. Reisenauer and Stark, who were appointed to the Board after the date of the 2024 Annual Meeting, received, on the date of his appointment to the Board, an award of restricted stock units having a value of $107,500 and stock options having a value of $107,500, with the number of restricted stock units determined using a $2 per share floor for the Company’s stock price and the number of stock options determined using a peer-average Black-Scholes factor to minimize dilution, which restricted stock units and stock options vest on an annual basis over three years beginning on the first anniversary of the respective grant date.
Director Compensation
The following table summarizes non-employee director compensation during fiscal year 2024.
Messrs. O’Grady and Peisert did not receive equity or cash compensation for their service on the Board. Ms. Mason did not receive equity or cash compensation for her service on the Board while she was an interim executive officer of the Company. All cash and equity compensation paid to, or earned by, (a) Messrs. O’Grady and Peisert in fiscal year 2024 for their service as the Company’s Chief Executive Officer and (b) Ms. Mason in fiscal year 2024 for her service as an interim executive officer of the Company, is reflected in the executive compensation tables set forth above.
Name	Fees Earned or Paid In Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Paid in Total ($)
Current Directors:
Sravan K. Emany	87,561	54,288	72,745	214,594
Sigurd Kirk	57,700	54,288	72,745	184,733
William T. McKee	98,959	54,288	72,745	225,992
Mark L. Reisenauer(3)	—	—	—	—
David M. Stark(4)	9,117	54,288	73,094	136,499
Former Directors:
Peter D. Staple(5)	89,413	54,288	72,745	216,446
James L. Tyree(5)	29,876	—	—	29,876
Dr. Jeffrey L. Vacirca(5)	49,483	54,288	72,745	176,516

(1)
Consists of the amounts described above under “Cash Compensation” for 2024 including annual cash retainers, committee chair retainers and committee member retainers, including any retainer fees deferred pursuant to the Company’s non-employee directors’ deferral program.

(2)
Amounts shown represent the grant date fair value of restricted stock unit awards and stock options granted in fiscal year 2024 as described above and as calculated in accordance with FASB ASC Topic 718. For more information, including a discussion of valuation assumptions, see Note 10 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
Mr. Reisenauer joined the Board after the end of fiscal year 2024, on January 2, 2025.

(4)
Mr. Stark joined the Board on November 7, 2024 and his stock option and awards were granted on that date.

(5)
Mr. Tyree declined to stand for reelection at the 2024 Annual Meeting and, accordingly, ceased being a member of the Board on May 23, 2024, the date of the 2024 Annual Meeting. Mr. Staple and Dr. Vacirca resigned as members of the Board on November 7, 2024.

The following table sets forth the aggregate number of outstanding options and restricted stock units held as of December 31, 2024 by each individual who served as a non-employee director in 2024.
Name	Options	Restricted Stock Units
Heather L. Mason	553,821	—
Sravan K. Emany	107,533	172,130
Sigurd Kirk	199,927	53,750
William T. McKee	92,363	249,002
David M. Stark	81,225	53,750
Peter D. Staple(1)	88,927	63,646
James L. Tyree(1)	—	—
Dr. Jeffrey L. Vacirca(1)	1,669	—

(1)
Mr. Tyree declined to stand for reelection at the 2024 Annual Meeting and, accordingly, ceased being a member of the Board on May 23, 2024, the date of the 2024 Annual Meeting. Mr. Staple and Dr. Vacirca resigned as members of the Board on November 7, 2024.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity incentive plans as of December 31, 2024. The Company’s equity incentive plans as of December 31, 2024 include the Amended and Restated 2014 Omnibus Incentive Plan (2014 Plan) and the Zyla Life Sciences Amended and Restated 2019 Stock-Based Incentive Compensation Plan (the 2019 Zyla Plan).
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	7,552,822(2)	1.71(3)	7,501,136(4)
Equity compensation plans not approved by security holders	3,027,468(5)	1.18(3)	647,087(6)
	10,580,290	1.56(3)	8,148,223

(1)
The weighted-average exercise price does not take into account shares issuable upon vesting of outstanding RSUs.

(2)
Number of securities includes (a) 5,721,188 options with a weighted-average remaining life of 8.18 years, and (b) 1,831,634 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid.

(3)
The calculation of weighted average exercise price includes only outstanding stock options.

(4)
Represents shares available for issuance under the 2014 Plan. There are no shares available for issuance pursuant to new awards under the 2019 Zyla Plan.

(5)
Number of securities granted as inducement awards includes (a) 2,347,861 options with a weighted- average remaining life of 9.29 years and (b) 679,607 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid.

(6)
Represents inducement shares available to be issued as of December 31, 2024.

The RSUs and options granted as inducement awards were granted to the recipients thereof as an inducement material to each respective recipient’s entry into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). These inducement awards are subject to such employee’s continued service relationship with the Company, terms and conditions substantially identical to the terms and conditions of the 2014 Plan and the award agreements pursuant to which they were granted. The time- based RSUs and options vest on an annual basis over three years beginning on the anniversary of each individual’s applicable employment commencement date.

AUDIT RELATED MATTERS
Audit Committee Report
Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Assertio and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.
Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
In this context and in connection with the audited financial statements contained in Assertio’s Annual Report on Form 10-K, the Audit Committee:
•
reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2024 with Assertio’s management and Grant Thornton LLP, Assertio’s independent registered public accounting firm;

•
discussed with Grant Thornton LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and SEC;

•
received and reviewed the written disclosures and the letter from Grant Thornton LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the auditors their independence; and

•
based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in Assertio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC; and instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Sravan K. Emany, Chair
William T. McKee
Sigurd C. Kirk
Fees Paid to Independent Registered Public Accounting Firm
Set forth below are the aggregate fees for audit and other services provided by Grant Thornton for the years ended December 31, 2024 and 2023, respectively. The Audit Committee takes each of these fees and services into consideration when evaluating the independence of Grant Thornton.
Audit Fees.   Aggregate fees for audit services provided by Grant Thornton totaled approximately $663,000 and $763,000 for 2024 and 2023, respectively. Grant Thornton’s audit fees include fees associated with the annual audit of the Company’s consolidated financial statements, effectiveness of internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports.
Audit-Related Fees.   Audit-related fees include fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Audit-related fees from Grant Thornton were approximately $13,125 and $68,250 for 2024 and 2023, respectively.
Tax Fees.   Tax fees include fees billed by Grant Thornton for professional services for tax compliance which totaled approximately $1,000 and zero for the years ended December 31, 2024 and 2023, respectively.

All Other Fees.   There were no services provided by Grant Thornton for 2024 and 2023 other than those reported above.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee has adopted a written Pre-Approval Policy (the Pre-Approval Policy), which is administered by the Company’s Audit Committee. The Pre-Approval Policy provides for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit, audit-related and tax fees described above under “Fees Paid to Independent Registered Public Accounting Firm.”
The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OVERVIEW OF PROPOSALS
PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of seven directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has nominated Sravan K. Emany, Sigurd C. Kirk, Heather L. Mason, William T. McKee, Brendan P. O’Grady, Mark L. Reisenauer and David M. Stark for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board (to the extent permitted by the SEC rules), or the Board may amend the Bylaws, if necessary, and decrease the size of the Board. The proxies being solicited will be voted for no more than seven nominees at the Annual Meeting. The directors will be elected if the number of votes cast for election exceeds the number of votes cast against their election. Stockholders do not have cumulative voting rights in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER
The Company maintains the Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan), which provides for the issuance of long-term incentive compensation, including equity-based awards, to its eligible employees, consultants and non-employee directors.
We are seeking stockholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 8,200,000 shares.
A copy of the 2014 Plan, as proposed to be amended and restated pursuant to this Proposal 2, is attached as Appendix B to this Proxy Statement.
Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the 2014 Plan, as proposed to be amended and restated, the Board considered the following principal factors:
•
Number of Shares Available for Grant under Existing Plan:   As of March 13, 2025, 2,968,434 shares remained available for issuance under the 2014 Plan. There were no shares available to grant under prior incentive plans. If the Company is unable to grant competitive equity awards, it may be required to offer additional cash-based incentives to replace equity as a means of competing for or retaining talent. This in turn could impact the ability of the Company to achieve its financial goals.

•
Number of Outstanding Awards Under All Plans:   As of March 13, 2025, there were 10,670,473 outstanding stock options, which had a weighted average exercise price of $1.37 and a weighted average remaining contractual life of 8.74 years, and there were 3,841,213 RSU awards outstanding.

•
Employee Engagement and Company Growth and Success:   The Company believes that equity ownership by its employees has a direct correlation to increased employee engagement, which the Company thinks is a key factor in achieving its future financial goals and creating stockholder value. Delivering a significant portion of total compensation in the form of equity compensation is essential to the Company’s core compensation philosophy and exemplifies the Company’s commitment to increasing employee engagement by deploying compensation instruments that drive value creation and create employee owners.

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Employee Recruitment and Retention:   The Company believes the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for it to obtain the quality personnel it needs to move its business forward. The Company believes that equity awards are a long-term incentive that directly links company performance to stock performance. The increase in the share reserve will enable the Company to continue to use equity compensation on a broad basis to help attract, retain and motivate employees and grow its business, develop new products and ultimately increase stockholder value.

The following table sets forth certain information about the 2014 Plan, 2019 Zyla Plan and the 647,087 shares remaining available as inducement grants as of March 13, 2025:
Number of new shares being authorized under 2014 Plan	8,200,000
Number of shares available for future awards under 2014 Plan (no shares are available for future awards under the 2019 Zyla Plan)	2,968,434
Number of shares relating to outstanding stock options	10,670,473
Number of shares relating to awards of unvested restricted stock units	3,841,213
Weighted average remaining term of outstanding stock options	8.74 years
Weighted average exercise price of outstanding stock options.	$1.37
Total number of shares available for future awards under 2014 Plan if this proposal is approved	11,168,434

The 8,200,000 share increase requested to be approved by shareholders represents approximately 8.6% of the Company’s outstanding shares of common stock as of March 13, 2025. The maximum potential dilution to common shareholders from the 8,200,000 share increase requested to be approved by stockholders is approximately 7.9% of the Company’s common shares outstanding as of March 13, 2025, assuming all 8,200,000 shares are issued as stock options in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level and believes that the resulting dilution levels are consistent with market practice.
The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company’s equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity plans for the past three years, as set forth in the following table. The burn rate calculations exclude the 2019 Zyla Plan. No shares are available for issuance pursuant to new awards under the 2019 Zyla Plan. During the past three years, no awards were made under the 2019 Zyla Plan.
	Time-Based Options Granted	Performance- Based Options Granted	Performance- Based Options Vested	RSU Shares Granted	PSU Shares Granted	PSU Shares Vested	Net Forfeitures/ Expirations(1)	Weighted Average Number of Common Shares Outstanding	Burn Rate (incl. PSUs & Performance- Based Options at Grant)(2)	Burn Rate (incl. Vested PSUs & Vested Performance- Based Options)(3)	Burn Rate (incl. Vested PSUs & Vested Performance- Based Options and Forfeitures/ Expirations)(4)
Fiscal 2024	5,814,391	—	—	1,845,598	—	—	2,703,119	95,271,000	8.0%	8.0%	5.0%
Fiscal 2023	755,680	—	1,000,000	977,425	—	1,000,000(5)	158,768	71,031,000	2.4%	5.2%	5.0%
Fiscal 2022	1,048,487	1,000,000	—	1,460,515	1,000,000	—	146,530	47,003,524	9.6%	5.3%	5.0%

(1)
Represents forfeitures and expirations of options, RSUs and PSUs in the given period.

(2)
Calculated as (A) total options (time-based and performance-based), RSUs and PSUs granted, divided by (B) weighted average number of common shares outstanding.

(3)
Calculated as (A) total time-based options and RSUs granted plus PSUs vested and performance- based options vested, divided by (B) weighted average number of common shares outstanding.

(4)
Calculated as (A) total time-based options and RSUs granted plus PSUs vested and performance- based options exercised, less expirations and forfeitures, divided by (B) weighted average number of common shares outstanding.

(5)
Of the 1 million vested PSUs, approximately (i) 0.3 million were settled in cash, (ii) 0.2 million were settled in shares of the Company’s common stock, and (iii) 0.5 million were withheld to settle the employees’ tax liabilities.

An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of the Company’s common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company’s overhang would approximate 21.1% as of March 13, 2025, and would decline as awards are exercised and/or become vested.
When considering the number of additional shares to add to the 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures.

The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.
Promotion of Good Corporate Governance Practices
The Company has designed the 2014 Plan to include a number of provisions that it believes promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders’ interests. These provisions include, but are not limited to, the following:
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No Discounted Options or Stock Appreciation Rights (SARs).   Stock options and SARs may not be granted with exercise prices lower than fair market value of the underlying shares on the grant date.

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No Repricing without Stockholder Approval.   At any time when the exercise price of a stock option or SAR is above the market value of the Company’s common stock, the Company cannot, without stockholder approval, “reprice” those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

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One-year minimum vesting provision such that awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, other than in the case of the participant’s death or disability or in the event of a change in control. In addition, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions.

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No Liberal Share Recycling for Appreciation Awards.   Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by the Company in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

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No “single-trigger” equity vesting upon a “change in control,” except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

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No Dividends on Unvested Awards, Including on Unearned Performance Awards.   The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards, including on unearned performance awards.

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Fungible Share Design.   Shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.11 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

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No Transferability.   Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

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No Evergreen Provision.   There is no “evergreen” feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

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Clawback.   Any award under the 2014 Plan may be subject to recovery or clawback by the Company under the Company’s clawback policies.

The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this Proxy Statement as Appendix B.

Description of the 2014 Plan
Purpose.   The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.
Administration.   The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. Subject to the limitations of the 2014 Plan, the Compensation Committee has the power to (x) provide for the extension of the exercisability of an award or, (y) in the event of death, disability, retirement or a change in control, accelerate the vesting or exercisability of an award or otherwise amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient or (ii) consented to by the award recipient.
The Compensation Committee supervises the 2014 Plan’s administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of the Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.
The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to stockholder approval as required by the exchange upon which the Company’s common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of stockholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after May 4, 2029.
Subject to the minimum vesting provisions described in this paragraph, the vesting of awards granted under the 2014 Plan will occur when and in such installments and/or pursuant to the achievement of such performance criteria, in each case, as the Board or Compensation Committee, in its sole and absolute discretion, will determine. Awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: (i) the Board and/or the Committee may provide that awards become exercisable, vest or settle prior to such date in the event of the participant’s death or disability or in the event of a change in control and (ii) awards granted to non- employee directors may vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the Board and/or the Compensation Committee determines appropriate.
Eligibility and Types of Awards.   All of the Company’s employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 13, 2025, approximately 64 individuals were eligible to participate in the 2014 Plan, including the Company’s 5 executive officers, 6 non-employee directors and 53 other employees. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.
Available Shares.   Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in capitalization, may not exceed 28,067,500 shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.11 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of common stock. No further awards have been or will be granted under the Company’s 2004 Equity Incentive Plan since the date of the original stockholder approval of the 2014 Plan.
Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.
Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.
Individual Limits.   No employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of common stock.
In addition to the above, the aggregate dollar value of shares of common stock subject to equity-based awards granted under the 2014 Plan during any calendar year to any one non-employee director may not exceed $600,000.
Adjustment.   In the event of certain corporate transactions or changes in the Company’s capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company’s capitalization.
Awards under the 2014 Plan.   The following types of awards may be granted under the 2014 Plan:
Stock Options.   A stock option is a right to purchase common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company’s common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the Code)), which have certain tax advantages for recipients, or nonqualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders.
Stock Appreciation Rights.   The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company’s common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company’s common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee.
The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no payment for the shares.
Restricted Stock.   A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.
Restricted Stock Units.   A restricted stock unit is a notional share of the Company’s common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine.
The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.
Performance Awards.   A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company’s common stock or other awards or property, in the discretion of the Compensation Committee.
Other Stock-Based Awards.   The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.
Cash Awards.   The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.
Dividends and Dividend Equivalents.   Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

Termination of Employment.   The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.
Change in Control.   In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with, marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.
In the absence of an affirmative determination by the Compensation Committee, each outstanding award, including each performance award, will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the Successor Corporation) unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non- employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).
Assignment of Interests Prohibited.   Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.
Restrictions.   No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.
Clawback.   Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company.
Tax Withholding.   The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company’s common stock previously owned by the holder of the award.
Unfunded Plan.   The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company’s obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company’s property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.
Incentive Stock Options.   In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.
If the recipient is not continuously employed from the date of grant until the date that is three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
Nonqualified Stock Options.   A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.
Stock Appreciation Rights.   An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company’s common stock on the date of exercise.
Restricted Stock.   Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.
Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.
Restricted Stock Units.   Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.
Certain Other Tax Issues.   In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code which imposes a limitation on the deductibility of compensation paid to certain “covered employees” in excess of $1,000,000 per year), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards.
Code Section 409A.   Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant’s income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.
Plan Benefits
The terms and number of options or other awards to be granted in the future under the 2014 Plan will generally be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible participants cannot be determined at this time; provided, however, it is expected that each continuing non-employee director will receive a grant of restricted stock units and stock options on the date of the 2025 Annual Meeting of Stockholders in accordance with the terms of our non-employee director compensation then in effect, which is currently under review by the Compensation Committee in consultation with its independent compensation consultant.
As of March 24, 2025, the closing price on Nasdaq of the Company’s common stock was $0.76 per share.
The following table sets forth the aggregate number of shares subject to stock options and other stock awards that have been granted under the 2014 Plan to our named executive officers and the specified groups set forth below from the inception of the 2014 Plan through March 13, 2025 (whether or not outstanding, vested, or forfeited, as applicable):
Name of Individual or Group	Number of Options Granted (#)	Number of Shares Subject to Stock Awards Granted (#)
Brendan P. O’Grady Chief Executive Officer and director	755,525	500,000
Heather L. Mason Former Interim Chief Executive Officer and A Non-executive Director	553,821	276,937
Daniel A. Peisert Former President & Chief Executive Officer	2,074,055	1,818,781
Ajay Patel Executive Vice President, Chief Financial Officer	1,130,147	746,677
Paul Schwichtenberg Executive Vice President, Chief Transformation Officer	1,130,147	769,372
All current executive officers as a group	4,089,466	2,705,487
All current non-executive directors as a group	1,116,094	1,011,985
Sravan K. Emany Non-executive director	107,533	231,320
Sigurd C. Kirk Non-executive director	199,927	53,750
William T. McKee Non-executive director	92,363	342,478
Mark L. Reisenauer Non-executive director	81,225	53,750
David M. Stark Non-executive director	81,225	53,750
Peter Staple Former director	91,390	344,961
Jeffrey Vacirca Former director	86,230	88,517
All current employees, including all current officers who are not executive officers, as a group	4,156,511	2,884,598
SEC Registration.   The Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the new shares reserved for issuance under the 2014 Plan by the end of 2025.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER.

PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Our named executive officers are identified in the “Executive Compensation” section of this Proxy Statement. Pursuant to Section 14A of the Exchange Act, you are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our named executive officer pay programs and policies through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables.”
At our 2023 Annual Meeting of Stockholders, we recommended, and our stockholders approved, that we hold this non-binding, advisory vote on executive compensation on an annual basis, and therefore the next such vote will occur at our 2026 Annual Meeting of Stockholders. The next required vote on frequency will occur at our 2029 annual meeting of stockholders.
We believe that our executive compensation program is designed to attract, motivate and retain individuals with the skills required to achieve our business objectives. Our compensation strategy is to provide opportunities to incentivize and reward our named executive officers when they deliver defined performance results that are based on success in a diverse set of businesses. We also align the interests of our executives with those of our stockholders and our long-term interests through stock ownership. We believe that the compensation of our named executive officers for 2024 was appropriate and aligned with our performance results and strategic plan.
In order to be approved on an advisory basis, this proposal must receive the affirmative vote of the majority of the shares of our common stock, present online or by proxy and entitled to vote on this proposal. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Our stockholders are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation (as amended, the Amended and Restated Certificate of Incorporation) to effect a reverse stock split of our common stock at a reverse stock split ratio of not less than 1-for-2 and not greater than 1-for-15, inclusive (the Reverse Stock Split), with the exact ratio to be determined by the Board in its sole discretion and without further action by the stockholders. The primary purpose of the Reverse Stock Split is to raise the per share trading price of our common stock by reducing the number of outstanding shares in order to maintain our listing on the Nasdaq following the notice we received about potential delisting (as discussed below). Specifically, the proposed amendment to effect a Reverse Stock Split, which our Board has approved and declared advisable, would amend Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation as follows (in double underline):
“Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 205,000,000 of which 200,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).
Effective as of 12:01 a.m. Eastern Time on          (the “Effective Time”), each        shares of the Corporation’s Common Stock issued immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and reclassified into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Capital Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the Reverse Stock Split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”
A complete copy of the current Amended and Restated Certificate of Incorporation is available as an exhibit to our 2024 Annual Report on Form 10-K.
Effectiveness of the Proposed Amendment
The effectiveness of the proposed amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option. If the Reverse Stock Split is approved by stockholders, the Board will have discretion to determine the exact ratio of the Reverse Stock Split and effectuate the Reverse Stock Split at any time within 12 months from the date of the Annual Meeting. If approved by stockholders and implemented by the Board, the Reverse Stock Split will become effective upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in such Certificate of Amendment (the Reverse Stock Split Effective Date). We will publicly announce the Reverse Stock Split ratio chosen by the Board prior to the Reverse Stock Split Effective Date.
Reasons for a Reverse Stock Split
To avoid potential delisting from Nasdaq.   As described above, the primary purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on Nasdaq. On January 22, 2025, we received notification from the Listing Qualifications Department of The Nasdaq Stock Market indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 32 consecutive business days, the bid price of the Company’s common stock has closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5550(a)(2) (the Bid Price Rule). The Nasdaq notification did not result in the immediate delisting of the Company’s common stock from Nasdaq. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Notice, or until July 21, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Rule. The Nasdaq notification also stated that if, at any time before the Compliance Date, the bid price for the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will provide written notification to the Company that it has regained compliance with the Bid Price Rule. In the event the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180 calendar day period in which to regain compliance. If we do not regain compliance with the Bid Price Rule by the applicable deadline, Nasdaq will provide written notification to us that our common stock will be subject to delisting. At that time, we may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel (the Panel). However, there can be no assurance that, if we do appeal the delisting determination by Nasdaq to the Panel, that such appeal would be successful. Delisting from Nasdaq may adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s common stock. For example, if we were delisted from Nasdaq, it would constitute a “fundamental change” under our 6.5% Convertible Senior Notes due 2027 (the “2027 Convertible Notes”), which would require us to offer to repurchase the 2027 Convertible Notes and would allow the holders of the 2027 Convertible Notes to convert their 2027 Convertible Notes into our common stock at an increased conversion rate, which would make conversion of the 2027 Convertible Notes more dilutive. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities. On March 24, 2025, the closing market price per share of our Common Stock was $0.76, as reported by Nasdaq.
To potentially improve the marketability and liquidity of our common stock.   The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.
To decrease the risk of market manipulation of our common stock.   The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.
To provide us with flexibility with respect to our authorized common stock.   The Reverse Stock Split will not change the number of authorized shares of our common stock. As a result, the Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plans); and expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.
Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of the Company and our stockholders.
Criteria to be Used for Determining Whether to Implement a Reverse Stock Split
Proposal 4 gives the Board discretion to select a Reverse Stock Split ratio from within a range between and including 1-for-2 and 1-for-15 based on the Board’s then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:
•
the historical trading price and trading volume of our common stock;

•
the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

•
the continued listing requirements for our common stock on Nasdaq or other applicable exchanges;

•
the number of shares of common stock outstanding;

•
which Reverse Stock Split ratio would result in the least administrative cost to us; and

•
prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or be completed in time for us to regain compliance with Nasdaq rules. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we continue to fail to meet Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.
The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.
Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.
Effects of a Reverse Stock Split
As of the Reverse Stock Split Effective Date:

•
each 2 to 15 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

•
no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);

•
proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants and restricted stock units, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

•
the number of shares of common stock then reserved for issuance under our equity compensation plans will be reduced proportionately;

•
the number of shares of common stock then reserved for issuance pursuant to the Company’s 6.5% Convertible Senior Notes due 2027 (the Convertible Notes) will be reduced proportionately, and, the conversion price of our Convertible Notes will be increased proportionately; and

•
the total number of authorized shares of our common stock will remain unchanged.

The following tables summarize, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of March 19, 2024 (unless otherwise noted below) and without giving effect to the treatment of fractional shares.
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	200,000,000	95,773,083	27,248,132	76,978,785
Post-Reverse Stock Split 1-for-2	200,000,000	47,886,542	13,624,066	138,489,392
Post-Reverse Stock Split 1-for-5	200,000,000	19,154,617	5,449,626	175,395,757
Post-Reverse Stock Split 1-for-10	200,000,000	9,577,308	2,724,813	187,697,879
Post-Reverse Stock Split 1-for-15	200,000,000	6,384,872	1,816,542	191,798,586

(1)
The pre-Reverse Stock Split number of shares of common stock reserved for future issuance is based on the following:

•
10,670,473 shares of common stock issuable upon the exercise of stock options outstanding at a weighted average exercise price of $1.37 per share;

•
3,841,213 shares of common stock issuable upon the vesting of outstanding RSUs at a weighted average fair value per unit of $0.71 per share;

•
2,968,434 shares of common stock reserve for future grants of awards under the 2014 Plan; and

•
9,768,012 shares of common stock issuable upon the conversion of the Convertible Notes.

A Reverse Stock Split would affect all stockholders uniformly. As of the Reverse Stock Split Effective Date, each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).
A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “ASRT,” but would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number after the Reverse Stock Split Effective Date.
Cash Payment In Lieu of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes) equal to such fraction multiplied by the closing price of the common stock on Nasdaq on the first business day immediately preceding the Reverse Stock Split Effective Date (as adjusted in good faith by the Company to account for the reverse stock split ratio). After the Reverse Stock Split Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.
Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Reverse Stock Split Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.
As of March 13, 2025, there were 269 common stockholders of record. After the Reverse Stock Split Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Procedure for Effecting a Reverse Stock Split
Beneficial holders of common stock.   Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.
Registered holders of common stock.   Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Reverse Stock Split Effective Date.
Material U.S. Federal Income Tax Consequences
The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the Code), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.
We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the IRS) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.
This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).
This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.
For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the U.S.;

•
a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.
This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.
The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.
In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Accounting Consequences
The par value per share of our common stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Reverse Stock Split Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP (Grant Thornton), independent registered public accounting firm, to audit the Company’s financial statements, management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2025. The Audit Committee recommends that the stockholders vote for the ratification of such appointment. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. In addition, the Audit Committee considers the independence of the independent auditor and participates in the selection of the independent auditor’s lead engagement partner. Grant Thornton has been the Company’s independent registered public accounting firm since 2021. The Audit Committee considered a number of factors in determining whether to re- engage Grant Thornton as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of its business, as well as the potential impact of changing independent auditors. In accordance with standing policy and independence rules, Grant Thornton periodically changes the personnel who work on the audit. The Audit Committee believes that the continued retention of Grant Thornton as the Company’s independent auditor is in the best interests of the Company and its stockholders.
Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate governance. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2025.

OTHER MATTERS
At the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Virtual Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Stockholders Sharing the Same Address
In accordance with notices previously sent to stockholders who hold their shares through a bank, broker or other holder of record (a street-name stockholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to conserve resources and reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report on Form 10-K may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (224) 419-7106 or by mail at the address listed under “Form 10-K” below and the company will promptly deliver a separate copy of the Annual Report or Proxy Statement upon such request. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.
Form 10-K
The Company will mail without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements, schedules and a list of exhibits. Requests should be sent to Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn: Investor Relations.
Stockholder Proposals
Rule 14a-8 Stockholder Proposals.   Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2026 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, no later than the close of business (5:00 p.m. Central Time) on December 9, 2025, or as otherwise permitted by applicable law. Such proposals must comply with all other requirements of Rule 14a-8 of the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
Advance Notice Provisions.   The Company’s Bylaws, as amended, currently provide that advance notice of a stockholder’s proposal (including a director nomination) other than a proposal submitted under Rule 14a-8 must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the 150th day, and not later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year’s annual meeting, this advance notice must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Therefore, unless the date of the 2026 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the 2025 Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8) must be received by the Corporate Secretary of the Company not earlier than December 8, 2025 and not later than the close of business (5:00 p.m. Central Time) on January 7, 2026. Each stockholder’s notice must comply with the requirements of the Company’s Bylaws (which includes the timing and information required under Rule 14a-19 of the Exchange Act). A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Company’s

Investor Relations Department upon written request. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Corporate Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Corporate Secretary of the Company with all information relating to such nominee that is required to be disclosed in proxy statements pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected).
The Nominating and Corporate Governance Committee will consider all director candidates who comply with these requirements.
Lake Forest, Illinois
April 8, 2025
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Brendan P. O’Grady

Brendan P. O’Grady
Chief Executive Officer

Appendix A
RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP
EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)
	Twelve Months Ended December 31,
	2024	2023	Financial Statement Classification
GAAP Net (Loss)	$(21,581)	$(331,942)
Interest expense	3,039	3,380	Interest expense
Income tax expense	52	77,888	Income tax (expense) benefit
Depreciation expense	184	702	Selling, general and administrative expenses
Amortization of intangible assets	25,644	27,527	Amortization of intangible assets
EBITDA (Non-GAAP)	7,338	(222,445)
Adjustments:
Legacy product reserves(1)	(2,100)	(185)	Other revenue
Stock-based compensation	5,009	9,158	Selling, general and administrative expenses
Change in fair value of contingent consideration(2)	(244)	(25,538)	Change in fair value of contingent consideration
Debt-related expenses(3)	—	9,918	Debt-related expenses
Transaction-related expenses(4)	—	8,900	Selling, general and administrative expenses
Loss on impairment of intangible assets(5)	5,217	279,639	Loss on impairment of intangible assets
Restructuring costs(6)	720	5,476	Restructuring charges
Other(7)	1,203	2,820	Multiple
Adjusted EBITDA (Non-GAAP)	$17,143	$67,743

(1)
Represents removal of the impact of revenue adjustment to reserves for product sales allowances (gross-to-net sales allowances) estimates related to previously divested products.

(2)
The fair value of the contingent consideration is remeasured each reporting period, with changes in the fair value resulting from changes in the underlying inputs being recognized as a benefit or expense in operating expenses until the contingent consideration arrangement is settled.

(3)
Debt-related expenses consist of an induced conversion expense of approximately $8.8 million and direct transaction costs of approximately $1.1 million incurred as a result of the privately negotiated exchange of $30.0 million principal amount of the Company’s 6.5% Convertible Senior Notes due 2027 in the first quarter of 2023.

(4)
Represents transaction-related expenses associated with the acquisition of Spectrum, which closed effective July 31, 2023.

(5)
Represents the loss recognized in the period for the impairment of intangible assets.

(6)
Restructuring charges represent non-recurring costs associated with the Company’s announced restructuring plan.

A-1

(7)
Other for the three and twelve months ended December 31, 2024 and 2023 represent the following adjustments (in thousands):

	Twelve Months Ended December 31,		Financial Statement Classification
	2024	2023
Amortization of inventory step-up	$4,564	$5,167	Cost of sales
Interest income on short-term investments	(3,221)	(2,403)	Other gain (loss)
Derivative fair value adjustment	(140)	56	Other gain (loss)
Total Other	$1,203	$2,820
Non-GAAP Financial Measures
To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the Company has included information about non-GAAP measure of adjusted EBITDA as a useful operating metric. The Company believes that the presentation of this non-GAAP financial measure, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses this non-GAAP measure internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. This non-GAAP financial measure should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.
Specified Items
Non-GAAP measures presented within this Proxy Statement exclude specified items. The Company considers specified items to be significant income/expense items not indicative of current operations.
Specified items include adjustments to interest expense, income tax expense (benefit), depreciation expense, amortization expense, sales reserves adjustments for products the Company is no longer selling, stock-based compensation expense, fair value adjustments to contingent consideration or derivative liability, restructuring costs, amortization of fair value inventory step-up as result of purchase accounting, transaction-related costs, gains or losses from adjustments to long-lived assets and assets not part of current operations, changes in valuation allowances on deferred tax assets, and gains or losses resulting from debt refinancing or extinguishment.

A-2

Appendix B
ASSERTIO HOLDINGS, INC.
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
1.   Plan.   Assertio Holdings, Inc., a Delaware corporation (the “Company”), originally established the 2014 Omnibus Incentive Plan (the “Original Plan”), effective as of February 19, 2014 (the “Effective Date”). The Original Plan was most recently amended and restated in its entirety effective May 10, 2023 in connection with the Company’s 2023 annual meeting of stockholders. The Original Plan, as amended and restated through May 10, 2023, is hereby further amended and restated in its entirety (as amended and restated, the “Plan”). This Plan shall continue in effect through May 4, 2029 unless sooner terminated by action of the Board of Directors of the Company.
2.   Objectives.   This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
3.   Definitions.   As used herein, the terms set forth below shall have the following respective meanings:
“Affiliate” means an entity controlling, controlled by, or under common control with, the Company.
“Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).
“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award denominated in cash.
“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   the consummation of any merger, consolidation or similar transaction involving the Company (“Merger”), if following such Merger the holders of the Company’s outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);
(ii)   the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;
(iii)   the liquidation or dissolution of the Company;
(iv)   the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record); or
(v)   such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.
Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control” of the Company or change in the “ownership of a substantial portion of the assets” of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.
“Common Stock” means the Common Stock, par value $0.0001, of the Company. “Company” means Assertio Holdings, Inc., a Delaware corporation, or any successor thereto.
“Consultant” means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.
“Consultant Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.
“Covered Employee” means any Employee who is or may be a “covered employee,” as defined in Code Section 162(m).
“Director” means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.
“Director Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.
“Disability” means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).
“Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.
“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.
“Employee Award” means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.
“Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter- dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee. This definition of “Fair Market Value” may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.
“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.
“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.
“Marketable Securities” means a class of equity securities actively traded on an established securities exchange.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.
“Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.
“Participant” means an Employee, Consultant or Director to whom an Award has been made under this Plan.
“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.
“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Performance Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

“Performance Unit Award” means an Award in the form of Performance Units.
“Prior Plan” means the 2004 Equity Incentive Plan of Assertio Therapeutics, Inc.
“Qualified Performance Awards” has the meaning set forth in Section 8(a)(vii)(B).
“Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Award” means an Award that results in the issuance of Restricted Stock on the Grant Date.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.
“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.
“Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.
“Stock-Based Award Limitations” has the meaning set forth in Section 5.
“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).
4.   Eligibility.
(a)   Employees.   All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.
(b)   Consultants.   All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.
(c)   Directors.   All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual who expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.
The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

5.   Common Stock Available for Awards.   Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 28,067,500 shares of Common Stock (the “Maximum Share Limit”), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.11 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.
Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.11 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:
(i)   Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;
(ii)   Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and
(iii)   Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.
The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.
The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.
Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:
(a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;
(b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and
(c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.
Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

6.   Administration.
(a)   Authority of the Committee.   Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the “performance- based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.
(b)   Indemnity.   No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.
(c)   Prohibition on Repricing of Awards.   Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.
(d)   Minimum Vesting Provisions.   Notwithstanding anything herein to the contrary, Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one- year anniversary of the date of grant, except that (i) the Committee (or the Board, as applicable) may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant’s death or disability or in the event of a Change in Control and (ii) a Director Award may vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of Common Stock subject to the Maximum Share Limit may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Committee (or the Board) determines appropriate.

7.   Delegation of Authority.   The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.
8.   Employee Awards.
(a)   Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.
(i)   Options.   An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.
(ii)   Stock Appreciation Rights.   An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.
(iii)   Stock Awards.   An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.
(iv)   Restricted Stock Unit Awards.   An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award,

including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.
(v)   Performance Unit Awards.   An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee.
(vi)   Cash Awards.   An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.
(vii)   Performance Awards.   Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.
(A)   Nonqualified Performance Awards.   Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(B)   Qualified Performance Awards.   Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.
(C)   Adjustment of Performance Awards.   Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
9.   Consultant and Director Awards.
(a)   Consultant Awards.   The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.
(b)   Director Awards.   The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion. Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock subject to Director Awards granted under this Plan during any calendar year to any one Director shall not exceed that number of shares having a Fair Market Value on the date of grant equal to $600,000.
10.   Award Payment; Dividends and Dividend Equivalents.
(a)   General.   Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of

Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b)   Dividends and Dividend Equivalents.   Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.
11.   Option Exercise.   The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a “Cashless Exercise Procedure”), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.
12.   Taxes.   The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee’s sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
13.   Amendment, Modification, Suspension or Termination.   The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this

Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.
14.   Assignability.   Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.
15.   Adjustments.
(a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b)   In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto)) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).
(c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award. In the absence of an affirmative determination by the Committee, each outstanding Award, including each Performance Award, will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective. The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.
(d)   With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).
(e)   No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.
16.   Restrictions.   No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
17.   Unfunded Plan.   This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
18.   Code Section 409A.
(a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.
(c)   If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.
19.   Awards to Foreign Nationals and Employees Outside the United States.   The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.
20.   Governing Law.   This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state’s conflict of laws rules.
21.   Right to Continued Service or Employment.   Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.
22.   Clawback Right.   Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.
23.   Usage.   Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.
24.   Headings.   The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.
25.   Effectiveness.   The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect through May 4, 2029, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ASSERTIO HOLDINGS, INC. The undersigned hereby appoints Brendan O’Grady and Ajay Patel, and each of them, as proxies and attorneys -in-fact, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all the shares of common stock of Assertio Holdings, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Assertio Holdings, Inc. to be held on May 7, 2025, at 12:30 p.m. Central Time via the Internet by pre-registering at https://web.viewproxy.com/asrt/2025, and at any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE SIDE HEREOF. IF NO CONTRARY INDICATION IS MADE BUT THE CARD IS SIGNED, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). (Continued and to be marked, dated, and signed on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 7, 2025, at 12:30 p.m. Central Time The 2025 Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at https://web.viewproxy.com/asrt/2025

Please mark your votes like this ☒ THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, AND 5. Proposal 1. To elect the seven directors named in the Proxy Statement to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proposal 2. To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 4. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-[2] and not greater than 1-for-[20], inclusive.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 5. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR ☐AGAINST ☐ABSTAIN ☐ NOMINEES:FORAGAINSTABSTAIN(1) Heather L. Mason☐☐☐(2) Sravan K. Emany☐☐☐(3) Sigurd C. Kirk☐☐☐(4) William T. McKee☐☐☐(5)Brendan P. O’Grady☐☐☐(6)Mark L.
Reisenauer☐☐☐(7)David M. Stark☐☐☐ DO NOT PRINT IN THIS AREA(Stockholder Name & Address Data) To transact such other business as may properly come before the Company’s Annual Meeting and any adjournments or postponements thereof. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ DateSignatureSignature (Joint Owners)Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting at the Annual Meeting or when granting a proxy to vote by Internet or Telephone. INTERNETTELEPHONEMAILVote Your Proxy on the Internet:Go to www.AALvote.com/ASRTVote Your Proxy by Phone: Call 1 (866) 804-9616Vote Your Proxy by Mail:Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.